UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1585 Broadway, New York, New York 10036

(Address of Principal Executive Offices)

John H. Gernon

1585 Broadway, New York, New York 10036

(Name and Address of Agent for Services)

(212) 672-1886

(Registrant’s Telephone Number)

October 31,

Date of Fiscal Year End

October 31, 2025

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Morgan Stanley Investment Management Inc.
Adviser

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
NYSE: EDD

Annual Report

October 31, 2025

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Table of Contents (unaudited)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Letter to Stockholders (unaudited)

Performance

For the year ended October 31, 2025, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") had total returns of 22.88%, based on net asset value, and 29.48% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (the "Index")*, which returned 13.06%. On October 31, 2025, the closing price of the Fund's shares on the New York Stock Exchange was $5.37, representing a 5.95% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging markets (EM) domestic debt assets posted positive returns over the 12-month period ended October 31, 2025 (as measured by the Index). Broadly, EM local assets experienced a strong rally during the period, aided by the weaker U.S. dollar and improving country-level fundamentals.

•  For the Fund, overall yield curve and duration positioning positively contributed to relative performance versus the Index.

•  The Fund's overweight positioning to Uzbekistan, Egypt and Nigeria contributed to relative performance versus the Index. The Fund's underweight positions to Malaysia, Brazil and China detracted from relative performance.

•  During the period, the portfolio management team added to the Fund's exposures to South Africa and China and reduced exposures to the Dominican Republic, Singapore and Taiwan.

•  The Fund's use of derivatives did not have a material impact on performance relative to the Index during the period. The primary instruments used were bond futures (U.S. Treasury and German bund), currency forwards, and interest rate swaps. Bond futures and interest rate swaps were used to gain or hedge interest rate exposure, and currency forwards were used to hedge or add to currency exposure.

Management Strategies

•  The fundamental outlook for the EM debt asset class remained robust as numerous countries implement significant reform agendas. We believe valuations have been appealing, particularly as credit spreads have remained tight in most areas of credit markets. Many emerging markets currencies continued to appear relatively undervalued, and the macroeconomic environment remained supportive given the weaker U.S. dollar. The emerging markets landscape is diverse, which in our view makes our focus on country-specific fundamentals and policy directions essential.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Letter to Stockholders (unaudited) (cont'd)

Sincerely,

John H. Gernon
President and Principal Executive Officer  November 2025

(This page has been left blank intentionally.)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Performance Summary (unaudited)

Performance of $10,000 Investment as of October 31, 2025
Over 10 Years

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Average Annual Total Returns as of October 31, 2025(1) (unaudited)

	One Year	Five Years	Ten Years
NAV	22.88%	4.95%	3.96%
Market price	29.48%	7.66%	5.12%
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index(2)	13.06%	2.33%	3.13%

Performance data quoted on the graph and table represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested at prices obtained under the Fund's dividend reinvestment plan. For the most recent month-end performance figures, please visit www.morganstanley.com/im/closedendfundsshareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The Fund's total returns are based upon the market value and net asset value on the last business day of the period.

Distributions
Total Distributions per share for the period	$0.56
Distribution Rate at NAV(3)	8.41%
Distribution Rate at Market Price(3)	8.94%
% Premium/(Discount) to NAV(4)	(5.95)%

(1)  All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(2)  J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index tracks local currency government bonds issued by emerging markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Distribution Rate is based on the Fund's last regular distribution per share in the period (annualized) divided by the Fund's NAV or market price at the end of the period. The Fund's distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. The Fund's distributions are determined by the investment adviser based on its current assessment of the Fund's long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

(4)  The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (86.7%)
Albania (2.7%)
Sovereign (2.7%)
Albanian Government Bond, 3.70%, 1/10/28	ALL	1,800	$22
3.90%, 1/22/30		75,900	907
4.05%, 2/7/32		43,200	508
4.30%, 7/10/27		114,500	1,379
4.70%, 2/23/27		37,000	447
4.95%, 7/22/29		353,300	4,377
5.25%, 1/26/29 - 1/23/35		254,100	3,161
5.59%, 2/19/40		6,100	72
6.13%, 7/25/34		17,100	220
			11,093
Angola (1.0%)
Sovereign (1.0%)
Angolan Government International Bond, 9.13%, 11/26/49		$531	446
9.24%, 1/15/31		908	888
9.38%, 5/8/48		721	620
9.88%, 10/15/35		2,422	2,347
			4,301
Armenia (2.8%)
Sovereign (2.8%)
Republic of Armenia Treasury Bond, 9.00%, 4/29/26	AMD	99,880	263
9.25%, 4/29/28		786,700	2,100
9.60%, 10/29/33		2,602,928	6,996
9.75%, 10/29/50 - 10/29/52		757,312	2,016
			11,375
Bahamas (0.1%)
Sovereign (0.1%)
Bahamas Government International Bond, 6.63%, 5/15/33		$626	603
Benin (0.3%)
Sovereign (0.3%)
Benin Government International Bond, 4.88%, 1/19/32	EUR	223	247
	Face Amount (000)		Value (000)
6.88%, 1/19/52	EUR	473	$505
7.96%, 2/13/38		$559	583
			1,335
Brazil (1.3%)
Sovereign (1.3%)
Brazil Notas do Tesouro Nacional, 6.00%, 8/15/30	BRL	6,600	5,201
Colombia (4.5%)
Corporate Bond (0.3%)
Fideicomiso PA Costera, 6.25%, 1/15/34 (a)	COP	4,979,415	1,191
Sovereign (4.2%)
Colombian TES, Series B 5.75%, 11/3/27		24,995,000	6,041
6.00%, 4/28/28		8,982,000	2,118
6.25%, 7/9/36		4,382,700	772
7.00%, 6/30/32		15,440,600	3,185
9.25%, 5/28/42		6,060,900	1,273
Colombian TES, 7.00%, 3/26/31		8,239,000	1,775
13.25%, 2/9/33		8,253,900	2,300
			17,464
			18,655
Dominican Republic (0.2%)
Sovereign (0.2%)
Dominican Republic International Bond, 11.25%, 9/15/35	DOP	49,350	851
Ecuador (0.7%)
Sovereign (0.7%)
Ecuador Government International Bond, 0.00%, 7/31/30		$1,261	988
6.90%, 7/31/30 - 7/31/35 (b)		2,284	2,004
			2,992
Egypt (5.7%)
Sovereign (5.7%)
Egypt Government Bond, 19.98%, 5/20/30	EGP	505,088	10,669
24.46%, 10/1/27		587,636	12,653
			23,322

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Ethiopia (1.2%)
Sovereign (1.2%)
Ethiopia International Bond, 6.63%, 12/11/24		$4,412	$4,676
6.63%, 12/11/25 (a)		290	307
			4,983
Ghana (0.4%)
Sovereign (0.4%)
Ghana Cocoa Bond, 13.00%, 8/30/27 - 8/28/28	GHS	3,285	274
Republic of Ghana Government Bond, 5.00% Cash, 3.35% PIK 8.35%, 2/16/27 (c)		7,251	610
5.00% Cash, 3.65% PIK 8.65%, 2/13/29 (c)		795	60
5.00% Cash, 3.80% PIK 8.80%, 2/12/30 (c)		2,865	207
5.00% Cash, 3.95% PIK 8.95%, 2/11/31 (c)		1,948	135
5.00% Cash, 4.25% PIK 9.25%, 2/8/33 (c)		3,066	202
5.00% Cash, 4.55% PIK 9.55%, 2/6/35 (c)		660	42
5.00% Cash, 4.70% PIK 9.70%, 2/5/36 (c)		2,107	133
5.00% Cash, 4.85% PIK 9.85%, 2/3/37 (c)		938	59
5.00% Cash, 5.00% PIK 10.00%, 2/2/38 (c)		1,043	66
			1,788
Guatemala (0.1%)
Sovereign (0.1%)
Guatemala Government Bond, 6.60%, 6/13/36		$283	306
Honduras (0.1%)
Sovereign (0.1%)
Honduras Government International Bond, 8.63%, 11/27/34		380	408
	Face Amount (000)		Value (000)
Hungary (0.3%)
Sovereign (0.3%)
Hungary Government Bond, 3.00%, 4/25/41	HUF	452,940	$841
4.00%, 4/28/51		139,450	260
			1,101
India (1.1%)
Sovereign (1.1%)
India Government Bond, 7.24%, 8/18/55	INR	137,000	1,555
7.30%, 6/19/53		273,000	3,103
			4,658
Indonesia (6.2%)
Sovereign (6.2%)
Indonesia Treasury Bond, 6.38%, 4/15/32	IDR	6,661,000	410
6.75%, 7/15/35		35,323,000	2,231
7.00%, 9/15/30 - 2/15/33		178,804,000	11,366
7.13%, 6/15/38 - 6/15/43		34,877,000	2,243
7.50%, 6/15/35		54,263,000	3,594
8.38%, 4/15/39		20,000,000	1,410
8.75%, 5/15/31		58,978,000	4,073
			25,327
Kazakhstan (1.5%)
Sovereign (1.5%)
Development Bank of Kazakhstan JSC, 13.00%, 4/15/27 (a)	KZT	1,922,000	3,421
Kazakhstan Government Bond - MEUKAM, 5.00%, 4/18/28		148,388	213
5.50%, 9/20/28		209,238	293
10.55%, 7/28/29		502,000	773
14.00%, 5/12/31 - 5/19/32		774,179	1,282
			5,982
Lebanon (0.4%)
Sovereign (0.4%)
Lebanon Government International Bond, 0.00%, 3/9/20 - 3/23/37 (d)(e)		$7,802	1,794

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Malaysia (0.9%)
Sovereign (0.9%)
Malaysia Government Bond, 3.76%, 5/22/40	MYR	11,420	$2,728
4.70%, 10/15/42		3,900	1,028
			3,756
Mexico (10.0%)
Sovereign (10.0%)
Mexican Bonos, 7.75%, 11/23/34	MXN	135,015	6,856
8.00%, 11/7/47 - 7/31/53		178,199	8,338
8.50%, 5/31/29 - 11/18/38		381,323	19,780
Mexico Udibonos, 2.75%, 11/27/31		122,556	6,023
			40,997
Mongolia (0.2%)
Sovereign (0.2%)
Mongolia Government International Bond, 6.63%, 2/25/30 (a)		$200	206
6.63%, 2/25/30		500	513
			719
Montenegro (0.6%)
Sovereign (0.6%)
Montenegro Government International Bond, 4.88%, 4/1/32	EUR	1,963	2,306
Nigeria (0.7%)
Sovereign (0.7%)
Nigeria Government Bond, 17.95%, 6/25/32	NGN	3,586,227	2,733
Paraguay (1.9%)
Corporate Bond (0.3%)
Itau BBA International PLC, 0.00%, 2/19/30		$6,493,970	1,265
Sovereign (1.6%)
Paraguay Government International Bond, 7.90%, 2/9/31	PYG	9,444,000	1,264
7.90%, 2/9/31 (a)		36,978,000	4,951
8.50%, 3/4/35 (a)		1,652,000	220
			6,435
			7,700
	Face Amount (000)		Value (000)
Peru (3.8%)
Sovereign (3.8%)
Peru Government Bond, 5.40%, 8/12/34	PEN	20,117	$5,810
6.85%, 8/12/35		6,428	2,017
6.90%, 8/12/37		18,639	5,772
7.60%, 8/12/39		6,348	2,056
			15,655
Poland (3.4%)
Sovereign (3.4%)
Republic of Poland Government Bond, 2.00%, 8/25/36	PLN	56,755	13,893
Romania (1.5%)
Sovereign (1.5%)
Romania Government Bond, 4.25%, 4/28/36	RON	8,910	1,627
4.75%, 10/11/34		23,000	4,486
			6,113
Serbia (0.2%)
Sovereign (0.2%)
Serbia Treasury Bond, 4.50%, 8/20/32	RSD	45,030	436
7.00%, 10/26/31		44,730	492
			928
South Africa (10.5%)
Corporate Bonds (1.6%)
Absa Bank Ltd., 0.00%, 1/8/26 - 10/22/26	EGP	344,675	6,275
13.75%, 9/27/50	TZS	446,700	193
			6,468
Sovereign (8.9%)
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	17,350	1,011
8.50%, 1/31/37		38,329	2,086
8.75%, 1/31/44		106,539	5,506
8.88%, 2/28/35		309,817	17,911
9.00%, 1/31/40		185,655	10,074
			36,588
			43,056

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Sri Lanka (2.1%)
Sovereign (2.1%)
Sri Lanka Government Bond, 9.00%, 6/1/33 - 11/1/33	LKR	115,000	$347
9.75%, 7/1/30		279,000	920
10.25%, 9/15/34		535,000	1,708
10.35%, 10/15/29		14,000	47
11.00%, 10/15/28 - 10/15/30		1,283,000	4,420
11.25%, 3/15/31		6,000	21
11.50%, 12/15/32		311,000	1,079
			8,542
Supranational (0.2%)
Sovereign (0.2%)
Corp. Andina de Fomento, 8.25%, 4/26/34	INR	82,000	968
Suriname (1.8%)
Sovereign (1.8%)
Suriname Government International Bond, 7.70%, 11/6/30 (a)(f)		$672	677
8.50%, 11/6/35 (a)(f)		2,813	2,901
9.00%, 12/31/50 (a)(g)		416	495
9.00%, 12/31/50 (g)		956	1,138
Suriname Government International Bond, 4.95% Cash, 3.00% PIK 7.95%, 7/15/33 (a)(c)		146	146
7.95%, 7/15/33 (c)		1,862	1,861
			7,218
Tanzania, United Republic Of (0.1%)
Corporate Bond (0.1%)
Absa Bank Ltd., 13.50%, 8/2/35	TZS	1,264,000	540
Thailand (2.2%)
Sovereign (2.2%)
Thailand Government Bond, 1.60%, 6/17/35	THB	30,700	936
1.88%, 6/17/49		50,000	1,413
2.00%, 6/17/42		158,500	4,746
3.30%, 6/17/38		50,000	1,780
			8,875
	Face Amount (000)		Value (000)
Turkey (3.4%)
Sovereign (3.4%)
Turkiye Government Bond, 17.30%, 7/19/28	TRY	50,000	$847
17.80%, 7/13/33		3,000	47
26.20%, 10/5/33		299,481	6,430
27.70%, 9/27/34		259,553	5,718
30.00%, 9/12/29		44,155	967
31.08%, 11/8/28		3,000	67
			14,076
Uganda (2.7%)
Sovereign (2.7%)
Republic of Uganda Government Bond, 14.38%, 2/3/33	UGX	425,000	112
15.00%, 6/18/43		3,190,400	791
15.80%, 6/23/39		31,332,100	8,286
16.25%, 11/8/35		6,188,400	1,735
			10,924
Uruguay (0.5%)
Sovereign (0.5%)
Uruguay Government International Bond, 3.40%, 5/16/45	UYU	5,158	133
Uruguay Monetary Regulation Bill, 8.37%, 12/30/25		27,260	675
9.39%, 11/7/25		8,824	221
9.45%, 12/30/25		4,038	100
9.46%, 12/5/25		37,000	922
			2,051
Uzbekistan (8.2%)
Corporate Bonds (4.4%)
European Bank for Reconstruction & Development, 17.20%, 4/9/26		$1,700	1,794
17.35%, 3/1/27		424	442
Ipoteka-Bank ATIB, 17.50%, 10/9/28	UZS	10,450,000	864
20.50%, 4/25/27		15,590,000	1,347
TBC Bank Group PLC, 22.00%, 6/5/28 (a)		15,360,000	1,283

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Uzbekistan (cont'd)
Corporate Bonds (cont'd)
Uzbek Industrial & Construction Bank ATB, 21.00%, 7/24/27	UZS	141,910,000	$12,363
			18,093
Loan Participation Notes (0.5%)
Europe Asia Investment Finance BV, 18.70%, 7/21/26 (h)		25,786,585	2,152
Sovereign (3.3%)
Asian Development Bank, 14.50%, 6/26/28		7,716,500	643
National Bank of Uzbekistan, 19.88%, 7/5/27		14,170,000	1,219
Republic of Uzbekistan International Bond, 15.50%, 2/25/28		42,000,000	3,617
16.25%, 10/12/26		55,720,000	4,798
16.63%, 5/29/27		40,000,000	3,430
			13,707
			33,952
Venezuela (1.1%)
Sovereign (1.1%)
Petroleos de Venezuela SA, 0.00%, 11/17/21 - 4/12/37 (d)(e)		$9,225	2,084
Venezuela Government International Bond, 0.00%, 12/9/20 - 10/13/49 (d)(e)		8,098	2,280
			4,364
Zambia (0.1%)
Sovereign (0.1%)
Zambia Government Bond, 16.00%, 10/27/28	ZMW	4,094	185
18.99%, 10/27/40		5,048	229
19.00%, 8/18/35 - 9/29/35		3,453	163
			577
TOTAL FIXED INCOME SECURITIES (Cost $338,718)			356,018
	No. of Warrants		Value (000)
WARRANTS (1.2%)
Ukraine (1.2%)
Ukraine Government International Bond, expires 8/1/41 (Cost $4,165)		5,678,000	$4,832
	Face Amount (000)
SHORT-TERM INVESTMENTS (12.1%)
U.S. Treasury Security (2.2%)
U.S. Treasury Bill, 4.08%, 11/20/25 (i)		$1,250	1,247
4.03%, 11/20/25 (i)		180	180
4.22%, 11/20/25 (i)		800	799
4.30%, 11/20/25 (i)		7,000	6,987
TOTAL U.S. TREASURY SECURITY (Cost $9,210)			9,213
	Shares
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 3.85% (See Note F) (Cost $2,221)		2,221,235	2,221
	Face Amount (000)
Sovereign (9.3%)
Albania (0.0%) ‡
Albanian Treasury Bill, 2.70%, 3/12/26	ALL	9,300	110
Egypt (3.2%)
Egypt Treasury Bill, 25.54%, 10/27/26	EGP	172,525,000	2,940
25.80%, 7/7/26		40,725,000	735
25.84%, 7/7/26		81,475,000	1,471
25.89%, 7/7/26		20,375,000	368
25.99%, 7/7/26		20,375,000	368
26.44%, 1/6/26		37,350,000	757
26.57%, 1/6/26		33,950,000	688
26.70%, 12/9/25		1,600,000	33
27.00%, 2/17/26		39,225,000	774

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Egypt (cont'd)
27.50%, 5/12/26	EGP	45,475,000	$849
27.99%, 12/23/25		196,225,000	4,015
			12,998
Nigeria (5.9%)
Nigeria OMO Bill, 12.15%, 4/7/26	NGN	516,930,000	332
18.18%, 7/7/26		310,158,000	190
18.70%, 2/17/26		206,772,000	137
19.39%, 7/7/26		206,772,000	127
19.70%, 3/24/26		1,120,124,000	723
20.02%, 12/23/25		206,772,000	140
20.11%, 2/17/26		103,386,000	68
20.13%, 4/21/26		1,120,124,000	715
20.23%, 1/27/26		3,151,262,000	2,099
20.40%, 1/13/26		1,229,027,000	825
20.75%, 4/21/26		293,473,000	187
20.77%, 3/10/26		158,000,000	103
20.78%, 12/30/25		620,316,000	419
20.80%, 3/10/26		2,100,000,000	1,366
20.84%, 3/10/26		910,000,000	592
20.86%, 3/10/26		315,000,000	205
20.90%, 4/28/26		3,324,060,000	2,108
21.00%, 1/13/26		620,316,000	416
21.01%, 11/18/25		330,835,000	231
21.04%, 11/18/25		206,772,000	144
21.08%, 3/24/26		3,360,373,000	2,169
21.23%, 4/28/26		1,371,500,000	870
21.34%, 2/3/26		868,442,000	576
21.34%, 6/23/26		133,082,000	82
21.39%, 11/25/25		413,544,000	286
21.48%, 4/21/26		504,056,000	322
21.57%, 1/13/26		1,033,860,000	694
21.66%, 6/23/26		3,324,059,000	2,064
21.83%, 4/28/26		532,329,000	338
22.47%, 2/17/26		851,727,000	561
22.56%, 6/30/26		5,540,099,000	3,402
22.58%, 1/6/26		682,592,000	460
22.74%, 6/23/26		1,371,500,000	852
26.64%, 12/16/25		405,384,000	279
26.67%, 11/18/25		428,687,000	299
			24,381
	Face Amount (000)		Value (000)
Uruguay (0.2%)
Uruguay Monetary Regulation Bill, 9.37%, 12/19/25	UYU	29,910,000	$743
9.53%, 3/6/26		8,824,000	215
			958
Total Sovereign (Cost $37,279)			38,447
TOTAL SHORT-TERM INVESTMENTS (Cost $48,710)			49,881
TOTAL INVESTMENTS EXCLUDING PURCHASED OPTIONS (100.0%) (Cost $391,593)			410,731
TOTAL PURCHASED OPTIONS OUTSTANDING (0.0%) ‡ (Cost $474)			146
TOTAL INVESTMENTS (100%) (Cost $392,067) (j)(k)			410,877
LIABILITIES IN EXCESS OF OTHER ASSETS			(42,730)
NET ASSETS			$368,147

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of October 31, 2025. Maturity date disclosed is the ultimate maturity date.

(c)  Income may be paid in additional securities and/or cash at the discretion of the issuer.

(d)  Issuer in bankruptcy.

(e)  Non-income producing security; bond in default.

(f)  When-issued security.

(g)  Floating or variable rate securities: The rates disclosed are as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(h)  Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

(i)  Rate shown is the yield to maturity at October 31, 2025.

(j)  Securities are available for collateral in connection with purchase of when-issued securities, securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  At October 31, 2025, the aggregate cost for federal income tax purposes is approximately $397,314,000. The aggregate gross unrealized appreciation is approximately $30,850,000 and the aggregate gross unrealized depreciation is approximately $15,186,000, resulting in net unrealized appreciation of approximately $15,664,000.

PIK  Payment-in-Kind.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at October 31, 2025:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	IDR	2,832,585		$170	11/4/25	$— @
Bank of America NA	TWD	191,710		$6,254	12/17/25	(1)
Bank of America NA		$244	EGP	11,809	11/17/25	5
Bank of America NA		$724	EGP	35,623	1/22/26	8
Bank of America NA		$398	PEN	1,382	12/17/25	12
Bank of America NA		$652	PHP	37,405	5/12/26	(19)
Bank of America NA	ZAR	6,800		$386	12/17/25	(5)
Barclays Bank PLC	BRL	31,668		$5,723	12/2/25	(121)
Barclays Bank PLC	COP	15,751,829		$3,970	12/17/25	(92)
Barclays Bank PLC	COP	57,373,550		$14,460	12/17/25	(337)
Barclays Bank PLC	COP	16,806,502		$4,236	12/17/25	(99)
Barclays Bank PLC	EUR	467	PLN	2,000	12/17/25	2
Barclays Bank PLC	EUR	12,489	PLN	52,997	11/4/25	(44)
Barclays Bank PLC	EUR	12,481	PLN	52,997	11/13/25	(44)
Barclays Bank PLC	EUR	12,436	PLN	52,997	11/18/25	4
Barclays Bank PLC	EUR	528	RON	2,699	12/17/25	1
Barclays Bank PLC	EUR	978	RON	5,000	12/17/25	1
Barclays Bank PLC	EUR	4,084	RON	20,886	12/17/25	5
Barclays Bank PLC	HUF	143,373	EUR	365	12/17/25	(3)
Barclays Bank PLC	HUF	1,000,000	EUR	2,527	12/17/25	(45)
Barclays Bank PLC	HUF	1,617,200	EUR	4,077	12/17/25	(82)
Barclays Bank PLC	IDR	166,878,762		$10,119	12/17/25	88
Barclays Bank PLC	IDR	29,936,521		$1,815	12/17/25	16
Barclays Bank PLC	IDR	3,342,083		$201	12/17/25	— @
Barclays Bank PLC	IDR	2,878,040		$173	12/17/25	— @
Barclays Bank PLC	IDR	1,926,267		$116	12/17/25	(— @)
Barclays Bank PLC	IDR	3,861,886		$232	12/17/25	— @
Barclays Bank PLC	MXN	272,714		$14,528	12/17/25	(85)
Barclays Bank PLC	MXN	103,708		$5,525	12/17/25	(32)
Barclays Bank PLC	MXN	21,563		$1,169	12/17/25	13
Barclays Bank PLC	MYR	2,387		$569	12/17/25	(1)
Barclays Bank PLC	PLN	19,911	EUR	4,565	9/2/26	(33)
Barclays Bank PLC	PLN	20,466	EUR	4,681	9/4/26	(47)
Barclays Bank PLC	PLN	40,768	EUR	9,361	9/8/26	(48)
Barclays Bank PLC	PLN	29,908	EUR	6,869	9/9/26	(33)
Barclays Bank PLC	PLN	52,997	EUR	12,446	11/4/25	(4)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	RON	2,803	EUR	510	5/12/26	$(35)
Barclays Bank PLC	RON	12,317	EUR	2,408	12/17/25	(3)
Barclays Bank PLC	TRY	22,963		$433	3/23/26	(55)
Barclays Bank PLC	TRY	88,547		$1,636	3/26/26	(241)
Barclays Bank PLC	TRY	20,426		$381	3/26/26	(52)
Barclays Bank PLC		$5,935	BRL	33,000	12/2/25	155
Barclays Bank PLC		$1,079	BRL	6,000	12/2/25	28
Barclays Bank PLC		$1,988	BRL	11,000	12/2/25	42
Barclays Bank PLC		$10,481	BRL	58,000	12/2/25	222
Barclays Bank PLC		$478	CNH	3,380	12/17/25	(2)
Barclays Bank PLC		$3,504	COP	13,903,486	12/17/25	82
Barclays Bank PLC		$2,986	IDR	49,316,815	12/17/25	(22)
Barclays Bank PLC		$9,119	IDR	150,390,199	12/17/25	(80)
Barclays Bank PLC		$8,193	IDR	135,111,289	12/17/25	(72)
Barclays Bank PLC		$258	IDR	4,234,905	12/17/25	(3)
Barclays Bank PLC		$322	IDR	5,292,634	12/17/25	(4)
Barclays Bank PLC		$197	IDR	3,234,521	12/17/25	(3)
Barclays Bank PLC		$197	IDR	3,283,355	12/17/25	(— @)
Barclays Bank PLC		$93	IDR	1,545,973	12/17/25	— @
Barclays Bank PLC		$227	IDR	3,773,005	12/17/25	— @
Barclays Bank PLC		$2,357	INR	208,600	12/17/25	(13)
Barclays Bank PLC		$12,092	KRW	16,735,850	12/17/25	(322)
Barclays Bank PLC		$665	KRW	943,300	12/17/25	(1)
Barclays Bank PLC		$3,746	MXN	70,328	12/17/25	22
Barclays Bank PLC		$1,297	MXN	24,341	12/17/25	8
Barclays Bank PLC		$10,280	MXN	192,975	12/17/25	60
Barclays Bank PLC		$3,548	MYR	14,900	12/17/25	15
Barclays Bank PLC		$337	MYR	1,415	12/17/25	1
Barclays Bank PLC		$4,176	MYR	17,539	12/17/25	18
Barclays Bank PLC		$6,989	MYR	29,353	12/17/25	30
Barclays Bank PLC		$500	MYR	2,100	12/17/25	2
Barclays Bank PLC		$28	MYR	116	12/17/25	— @
Barclays Bank PLC		$695	MYR	2,915	12/17/25	2
Barclays Bank PLC		$862	MYR	3,606	12/17/25	(— @)
Barclays Bank PLC		$649	MYR	2,719	12/17/25	1
Barclays Bank PLC		$216	MYR	907	12/17/25	— @
Barclays Bank PLC		$678	PEN	2,295	12/17/25	3
Barclays Bank PLC		$558	PHP	32,000	5/12/26	(17)
Barclays Bank PLC		$8,315	THB	270,090	12/17/25	67
Barclays Bank PLC		$2,045	TRY	108,973	3/26/26	265
Barclays Bank PLC		$162	TRY	7,152	12/17/25	2
Barclays Bank PLC		$4,606	TWD	139,790	12/17/25	(45)
Barclays Bank PLC		$808	ZAR	13,972	12/17/25	(5)
BNP Paribas SA	IDR	67,656,000		$4,094	12/17/25	27
BNP Paribas SA	IDR	1,931,483		$116	12/17/25	— @

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	IDR	1,546,045		$93	12/17/25	$— @
BNP Paribas SA	IDR	2,893,551		$174	12/17/25	— @
BNP Paribas SA	IDR	3,859,567		$232	12/17/25	— @
BNP Paribas SA	INR	1,116,560		$12,524	12/17/25	(26)
BNP Paribas SA	INR	89,830		$1,008	12/17/25	(2)
BNP Paribas SA	PEN	27,146		$7,807	12/17/25	(246)
BNP Paribas SA	PEN	4,220		$1,214	12/17/25	(38)
BNP Paribas SA	PEN	9,556		$2,748	12/17/25	(87)
BNP Paribas SA	PHP	396,296		$7,069	5/12/26	363
BNP Paribas SA	THB	35,143		$1,114	12/17/25	24
BNP Paribas SA	THB	339,120		$10,754	12/17/25	230
BNP Paribas SA		$3,227	IDR	53,284,479	12/17/25	(24)
BNP Paribas SA		$207	IDR	3,407,075	12/17/25	(2)
BNP Paribas SA		$3,468	PEN	12,059	12/17/25	109
BNP Paribas SA		$1,573	PHP	90,000	5/12/26	(50)
BNP Paribas SA		$25,623	THB	808,012	12/17/25	(548)
BNP Paribas SA		$8,062	TWD	243,630	12/17/25	(113)
BNP Paribas SA	ZAR	35,000		$1,996	12/17/25	(17)
BNP Paribas SA	ZAR	47,000		$2,680	12/17/25	(23)
Citibank NA	COP	3,907,037		$1,005	12/17/25	(2)
Citibank NA	IDR	2,683,132		$161	12/17/25	(— @)
Citibank NA	IDR	2,565,777		$154	12/17/25	(— @)
Citibank NA	INR	47,000		$527	12/17/25	(1)
Citibank NA	INR	117,000		$1,313	12/17/25	(2)
Citibank NA	RON	2,573	EUR	502	12/17/25	(2)
Citibank NA	UGX	1,151,604		$326	2/3/26	3
Citibank NA		$2,315	BRL	12,896	12/2/25	65
Citibank NA		$12,041	BRL	67,073	12/2/25	337
Citibank NA		$1,300	BRL	7,300	12/2/25	47
Citibank NA		$2	EGP	121	12/18/25	— @
Citibank NA		$3,426	EUR	2,961	11/7/25	(13)
Citibank NA		$194	IDR	3,177,557	12/17/25	(3)
Citibank NA		$129	IDR	2,118,673	12/17/25	(2)
Citibank NA		$869	PHP	49,862	5/12/26	(25)
Citibank NA		$613	PHP	35,881	5/12/26	(5)
Citibank NA		$711	UYU	28,830	12/17/25	9
Citibank NA		$796	UYU	32,000	12/17/25	4
Citibank NA		$185	VND	4,923,417	1/26/26	1
Citibank NA	UYU	26,900		$668	12/17/25	(4)
Deutsche Bank AG	PLN	20,969	EUR	4,885	12/17/25	(31)
Deutsche Bank AG	PLN	820	EUR	191	12/17/25	(1)
Deutsche Bank AG	PLN	5,395	EUR	1,257	12/17/25	(8)
Deutsche Bank AG		$1,409	KZT	784,828	12/8/25	54
Deutsche Bank AG		$1,591	KZT	870,570	11/10/25	49
Deutsche Bank AG		$1,591	KZT	880,116	12/8/25	50

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank AG		$1,734	KZT	946,965	11/10/25	$50
Deutsche Bank AG		$1,109	KZT	677,230	10/15/26	35
Deutsche Bank AG		$1,109	KZT	635,482	4/17/26	23
Deutsche Bank AG		$1,331	KZT	761,646	4/17/26	26
Deutsche Bank AG		$1,109	KZT	635,925	4/17/26	24
Deutsche Bank AG		$1,109	KZT	636,868	4/16/26	26
Deutsche Bank AG		$674	KZT	386,011	4/23/26	13
Deutsche Bank AG		$674	KZT	374,390	1/23/26	13
Deutsche Bank AG		$1,347	KZT	771,349	4/24/26	24
Deutsche Bank AG		$1,347	KZT	821,200	10/23/26	36
Deutsche Bank AG		$2,075	KZT	1,255,519	10/27/26	38
Goldman Sachs International	EUR	2,948	PLN	12,621	12/17/25	10
Goldman Sachs International	EUR	543	PLN	2,310	12/17/25	(2)
Goldman Sachs International	IDR	70,000,000		$4,254	12/17/25	46
Goldman Sachs International	IDR	2,683,132		$161	12/17/25	— @
Goldman Sachs International	MXN	28,000		$1,514	12/17/25	14
Goldman Sachs International	PEN	6,900		$2,033	12/17/25	(14)
Goldman Sachs International	TRY	25,630		$575	12/17/25	(13)
Goldman Sachs International		$722	BRL	3,894	12/2/25	(4)
Goldman Sachs International		$1,258	CLP	1,206,580	12/17/25	22
Goldman Sachs International		$13,291	CNH	94,138	12/17/25	(37)
Goldman Sachs International		$15,217	CNH	107,775	12/17/25	(42)
Goldman Sachs International		$7,376	CNH	52,240	12/17/25	(20)
Goldman Sachs International		$708	EGP	35,259	1/6/26	20
Goldman Sachs International		$143	IDR	2,387,882	12/17/25	— @
Goldman Sachs International		$2,223	KZT	1,237,772	12/17/25	78
Goldman Sachs International		$1,016	KZT	564,662	12/17/25	33
Goldman Sachs International		$2,745	KZT	1,509,821	12/15/25	63
Goldman Sachs International		$1,213	MXN	22,437	12/17/25	(11)
Goldman Sachs International		$3,954	MYR	16,600	12/17/25	15
Goldman Sachs International		$7,694	MYR	32,300	12/17/25	29
Goldman Sachs International		$4,645	MYR	19,500	12/17/25	18
Goldman Sachs International		$381	MYR	1,600	12/17/25	1
Goldman Sachs International		$636	MYR	2,669	12/17/25	2
Goldman Sachs International		$743	MYR	3,104	12/17/25	(1)
Goldman Sachs International		$418	MYR	1,751	12/17/25	1
Goldman Sachs International		$138	MYR	580	12/17/25	— @
Goldman Sachs International		$1,217	PEN	4,220	12/17/25	35
Goldman Sachs International		$1,275	PHP	74,558	5/12/26	(13)
Goldman Sachs International		$434	TRY	19,325	12/17/25	10
Goldman Sachs International		$914	TRY	40,716	12/17/25	21
Goldman Sachs International		$185	VND	4,916,193	1/15/26	1
Goldman Sachs International		$15,362	ZAR	268,850	12/17/25	99
Goldman Sachs International	ZAR	76,000		$4,343	12/17/25	(28)
Goldman Sachs International	ZAR	102,000		$5,828	12/17/25	(38)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	ZAR	76,932		$4,459	12/17/25	$34
Goldman Sachs International	ZAR	20,470		$1,186	12/17/25	9
HSBC Bank PLC	IDR	134,259,000		$8,182	12/17/25	113
HSBC Bank PLC	IDR	668,994		$40	12/17/25	— @
HSBC Bank PLC	IDR	1,931,483		$116	12/17/25	— @
HSBC Bank PLC	IDR	4,059,897		$244	11/4/25	— @
HSBC Bank PLC	INR	258,000		$2,893	12/17/25	(7)
HSBC Bank PLC		$317	EGP	15,283	11/17/25	5
HSBC Bank PLC		$587	UYU	23,620	12/17/25	3
HSBC Bank PLC	ZAR	570		$32	12/17/25	(— @)
HSBC Bank PLC	ZAR	46,997		$2,667	12/17/25	(35)
HSBC Bank PLC	ZAR	35,420		$2,010	12/17/25	(27)
JPMorgan Chase Bank NA	CLP	66,346		$70	12/17/25	(1)
JPMorgan Chase Bank NA	CLP	918,689		$963	12/17/25	(12)
JPMorgan Chase Bank NA	EUR	7,494	HUF	2,978,658	12/17/25	170
JPMorgan Chase Bank NA	EUR	524	RON	2,803	5/12/26	18
JPMorgan Chase Bank NA	HUF	545,314	EUR	1,372	12/17/25	(31)
JPMorgan Chase Bank NA		$7,178	CLP	6,850,494	12/17/25	91
JPMorgan Chase Bank NA		$1,611	EGP	81,870	11/12/25	118
JPMorgan Chase Bank NA		$566	EGP	28,802	11/12/25	42
JPMorgan Chase Bank NA		$247	EGP	12,367	11/12/25	14
JPMorgan Chase Bank NA		$486	KRW	670,700	12/17/25	(14)
JPMorgan Chase Bank NA		$138	MNT	529,927	9/28/26	2
JPMorgan Chase Bank NA		$703	VND	18,667,190	1/8/26	4
Standard Chartered Bank	CZK	118,170	EUR	4,840	12/17/25	(11)
Standard Chartered Bank	EUR	3,920	CZK	95,709	12/17/25	9
Standard Chartered Bank	EUR	6,537	CZK	159,598	12/17/25	14
Standard Chartered Bank	EUR	9,668	CZK	236,037	12/17/25	21
Standard Chartered Bank	EUR	9,575		$11,125	11/7/25	86
Standard Chartered Bank	EUR	1,924		$2,236	11/7/25	17
Standard Chartered Bank	EUR	78		$90	11/7/25	1
Standard Chartered Bank	EUR	158		$184	11/7/25	1
Standard Chartered Bank	EUR	2,793		$3,245	11/7/25	25
Standard Chartered Bank	EUR	4,563		$5,302	11/7/25	41
Standard Chartered Bank	EUR	3,719		$4,320	11/7/25	33
Standard Chartered Bank	EUR	678		$787	11/7/25	6
Standard Chartered Bank	EUR	11,345		$13,181	11/7/25	102
Standard Chartered Bank	IDR	2,387,882		$143	11/4/25	(— @)
Standard Chartered Bank	THB	11,300		$349	12/17/25	(2)
Standard Chartered Bank	UGX	661,735		$185	4/16/26	2
Standard Chartered Bank	UGX	1,321,616		$371	4/16/26	5
Standard Chartered Bank	UGX	995,382		$278	4/17/26	3
Standard Chartered Bank	UGX	1,325,323		$371	4/17/26	4
Standard Chartered Bank	UGX	683,978		$185	10/20/26	7
Standard Chartered Bank	UGX	688,612		$185	10/23/26	6

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Standard Chartered Bank	UGX	667,295		$185	4/22/26	$1
Standard Chartered Bank	UGX	689,539		$185	10/21/26	5
Standard Chartered Bank	UGX	681,197		$185	7/24/26	3
Standard Chartered Bank	UGX	679,344		$185	7/28/26	4
Standard Chartered Bank	UGX	653,393		$185	1/30/26	2
Standard Chartered Bank	UGX	1,380,931		$371	11/3/26	11
Standard Chartered Bank	UGX	653,949		$185	1/30/26	1
Standard Chartered Bank	UGX	1,002,333		$278	5/4/26	2
Standard Chartered Bank	UGX	667,295		$185	5/4/26	1
Standard Chartered Bank		$361	EUR	310	11/7/25	(3)
Standard Chartered Bank		$579	EUR	498	11/7/25	(4)
Standard Chartered Bank		$34,925	EUR	30,060	11/7/25	(270)
Standard Chartered Bank		$1,236	EUR	1,064	11/7/25	(10)
Standard Chartered Bank		$19,004	EUR	16,357	11/7/25	(147)
Standard Chartered Bank		$231	NGN	326,949	11/4/25	(2)
Standard Chartered Bank		$231	NGN	325,793	11/4/25	(3)
Standard Chartered Bank		$6,673	PHP	383,000	5/12/26	(192)
Standard Chartered Bank		$518	PHP	30,290	5/12/26	(5)
State Street Bank and Trust Co.	BRL	19,200		$3,471	12/2/25	(72)
State Street Bank and Trust Co.	PHP	251,700		$4,469	5/12/26	209
State Street Bank and Trust Co.	PHP	85,000		$1,523	5/12/26	85
State Street Bank and Trust Co.		$14,220	COP	56,466,700	12/17/25	343
State Street Bank and Trust Co.		$717	COP	2,800,000	12/17/25	5
State Street Bank and Trust Co.		$909	MYR	3,799	12/17/25	(1)
State Street Bank and Trust Co.		$1,445	MYR	6,053	12/17/25	3
State Street Bank and Trust Co.		$1,990	MYR	8,335	12/17/25	3
UBS AG	EUR	1,146	PLN	4,909	12/17/25	4
UBS AG	EUR	21,322	PLN	91,298	12/17/25	76
UBS AG	IDR	17,272,344		$1,037	12/17/25	(1)
UBS AG	IDR	3,817,934		$230	12/17/25	1
UBS AG	IDR	3,274,780		$197	12/17/25	(— @)
UBS AG	PLN	7,000	EUR	1,635	12/17/25	(6)
UBS AG	PLN	28,000	EUR	6,539	12/17/25	(23)
UBS AG	TWD	191,710		$6,277	12/17/25	22
UBS AG		$1,150	CLP	1,096,000	12/17/25	13
UBS AG		$306	EUR	264	11/7/25	(2)
UBS AG		$5,246	EUR	4,505	11/7/25	(52)
UBS AG		$516	IDR	8,471,156	12/17/25	(6)
UBS AG		$130	IDR	2,164,030	12/17/25	(— @)
UBS AG		$1,079	INR	95,424	12/17/25	(6)
UBS AG		$3,280	INR	290,094	12/17/25	(19)
UBS AG		$29,890	INR	2,643,890	12/17/25	(173)
UBS AG		$12,623	INR	1,116,560	12/17/25	(73)
UBS AG		$448	TRY	22,963	3/23/26	40
						$360

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Call Options Written:

The Fund had the following call options written open at October 31, 2025:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Received (000)	Unrealized Appreciation (000)
Barclays Bank PLC	USD/BRL	BRL	7.00	Jul 14	(6,303,000)	$6,303	$(251)	$(424)	$173
Goldman Sachs International	USD/INR	INR	91.00	Feb 05	(2,900,000)	2,900	(5)	(12)	7
Goldman Sachs International	USD/INR	INR	91.00	Feb 09	(2,400,000)	2,400	(5)	(11)	6
Goldman Sachs International	USD/INR	INR	91.00	Feb 10	(2,500,000)	2,500	(5)	(11)	6
JPMorgan Chase Bank NA	USD/INR	INR	91.00	Feb 10	(2,700,000)	2,700	(6)	(12)	6
Standard Chartered Bank	USD/INR	INR	91.00	Feb 24	(5,640,000)	5,640	(15)	(21)	6
							$(287)	$(491)	$204

Put Options Purchased:

The Fund had the following put options purchased open at October 31, 2025:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Goldman Sachs International	USD/CNH	CNH	7.00	Jan-26	6,000,000	$6,000	$13	$46	$(33)
Standard Chartered Bank	USD/CNH	CNH	7.00	Jan-26	2,900,000	2,900	6	26	(19)
Barclays Bank PLC	USD/CNH	CNH	7.00	Jan-26	7,100,000	7,100	16	69	(53)
Goldman Sachs International	USD/CNH	CNH	7.00	Jan-26	8,060,000	8,060	19	56	(37)
JPMorgan Chase Bank NA	USD/INR	INR	85.50	Jan-29	9,800,000	9,800	32	80	(48)
JPMorgan Chase Bank NA	USD/INR	INR	85.50	Jan-29	11,200,000	11,200	37	95	(58)
Goldman Sachs International	USD/INR	INR	87.00	Feb-26	2,900,000	2,900	4	16	(13)
Goldman Sachs International	USD/INR	INR	87.00	Feb-26	2,400,000	2,400	3	15	(12)
Goldman Sachs International	USD/INR	INR	87.00	Feb-26	2,500,000	2,500	3	16	(12)
JPMorgan Chase Bank NA	USD/INR	INR	87.00	Feb-26	2,700,000	2,700	4	17	(13)
Standard Chartered Bank	USD/INR	INR	87.00	Feb-26	5,640,000	5,640	9	38	(29)
							$146	$474	$(327)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Put Options Written:

The Fund had the following put options written open at October 31, 2025:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Received (000)	Unrealized Appreciation (000)
Goldman Sachs International	USD/INR	INR	84.50	Feb-26	(2,900,000)	$(2,900)	$(1)	$(4)	$4
Goldman Sachs International	USD/INR	INR	84.50	Feb-26	(2,400,000)	(2,400)	— @	(4)	3
Goldman Sachs International	USD/INR	INR	84.50	Feb-26	(2,500,000)	(2,500)	(1)	(4)	3
JPMorgan Chase Bank NA	USD/INR	INR	84.50	Feb-26	(2,700,000)	(2,700)	(1)	(4)	4
Standard Chartered Bank	USD/INR	INR	84.50	Feb-26	(5,640,000)	(5,640)	(2)	(9)	7
JPMorgan Chase Bank NA	USD/KRW	KRW	1,300.00	Jan-26	(3,900,000)	(3,900)	(1)	(34)	33
Standard Chartered Bank	USD/KRW	KRW	1,300.00	Jan-26	(1,370,000)	(1,370)	— @	(15)	15
Barclays Bank PLC	USD/KRW	KRW	1,300.00	Jan-26	(2,800,000)	(2,800)	(1)	(31)	30
BNP Paribas SA	USD/KRW	KRW	1,310.00	Feb-26	(8,060,000)	(8,060)	(5)	(66)	60
							$(12)	$(171)	$159

Futures Contracts:

The Fund had the following futures contracts open at October 31, 2025:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Depreciation (000)
Short:
Euro-Buxl 30 yr. Bond Index (Germany)	2	Dec-25	EUR	(200)	$(268)	$(10)
German Euro-Bobl Index (Germany)	21	Dec-25		(2,100)	(2,862)	(10)
German Euro-Bund Index (Germany)	1	Dec-25		(100)	(149)	(2)
U.S. Treasury Long Bond (United States)	7	Dec-25		$(700)	(821)	(1)
U.S. Treasury 5 yr. Note (United States)	33	Dec-25		(3,300)	(3,604)	(1)
U.S. Treasury 10 yr. Note (United States)	62	Dec-25		(6,200)	(6,986)	(9)
U.S. Treasury 10 yr. Ultra Note (United States)	4	Dec-25		(400)	(462)	(7)
						$(40)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at October 31, 2025:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	3 Month KLIBOR	Pay	3.09%	Quarterly/ Quarterly	9/17/30	MYR	5,730	$(11)	$—	$(11)
BNP Paribas Suisse SA	3 Month KLIBOR	Pay	3.48	Quarterly/ Quarterly	6/18/30		105,420	261	—	261
JPMorgan Chase Bank NA	3 Month KLIBOR	Pay	3.68	Quarterly/ Quarterly	6/19/29		45,400	180	—	180
								$430	$—	$430

Centrally Cleared Interest Rate Swap Agreements:

The Fund had the following centrally cleared interest rate swap agreements open at October 31, 2025:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC	1 Month TIIE	Pay	6.93%	Monthly/ Monthly	12/15/27	MXN	285,000	$(12)	$—	$(12)
Morgan Stanley & Co. LLC	3 Month JIBAR	Pay	7.05	Quarterly/ Quarterly	12/17/30	ZAR	28,000	9	—	9
Morgan Stanley & Co. LLC	3 Month JIBAR	Pay	7.09	Quarterly/ Quarterly	12/17/30		10,220	4	—	4
Morgan Stanley & Co. LLC	3 Month KLIBOR	Pay	3.18	Quarterly/ Quarterly	9/17/30		10,100	(10)	—	(10)
Morgan Stanley & Co. LLC	3 Month KLIBOR	Pay	3.18	Quarterly/ Quarterly	9/17/30		28,000	(25)	—	(25)
Morgan Stanley & Co. LLC	3 Month KLIBOR	Pay	3.18	Quarterly/ Quarterly	12/17/30		11,000	(11)	—	(11)
Morgan Stanley & Co. LLC	3 Month KSDA	Receive	2.81	Quarterly/ Quarterly	3/19/35	KRW	2,042,000	11	—	11
Morgan Stanley & Co. LLC	3 Month KSDA	Receive	2.79	Quarterly/ Quarterly	3/19/35		769,000	5	—	5
Morgan Stanley & Co. LLC	3 Month KSDA	Receive	2.79	Quarterly/ Quarterly	3/19/35		1,021,000	6	—	6
Morgan Stanley & Co. LLC	3 Month KSDA	Receive	2.70	Quarterly/ Quarterly	3/19/35		805,000	9	—	9
Morgan Stanley & Co. LLC	3 Month KSDA	Receive	2.69	Quarterly/ Quarterly	3/19/35		2,018,000	24	—	24
Morgan Stanley & Co. LLC	3 Month KSDA	Receive	2.69	Quarterly/ Quarterly	3/19/35		985,000	12	—	12

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Centrally Cleared Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC	3 Month KSDA	Receive	2.64%	Quarterly/ Quarterly	9/17/35		4,380,000	$71	$—	$71
Morgan Stanley & Co. LLC	3 Month KSDA	Receive	2.63	Quarterly/ Quarterly	3/19/35		546,000	9	—	9
Morgan Stanley & Co. LLC	3 Month KSDA	Pay	2.32	Quarterly/ Quarterly	9/17/27		19,421,000	(76)	—	(76)
Morgan Stanley & Co. LLC	3 Month KSDA	Pay	2.33	Quarterly/ Quarterly	6/18/27		36,378,000	(121)	—	(121)
Morgan Stanley & Co. LLC	3 Month WIBOR	Receive	4.61	Annual/ Quarterly	9/9/32	PLN	81,200	(67)	—	(67)
Morgan Stanley & Co. LLC	3 Month WIBOR	Receive	4.49	Annual/ Quarterly	8/12/32		18,919	(7)	—	(7)
Morgan Stanley & Co. LLC	3 Month WIBOR	Receive	4.36	Annual/ Quarterly	9/17/26		96,590	(44)	—	(44)
Morgan Stanley & Co. LLC	6 Month BIBOR	Pay	6.87	Semi-Annual/ Annual	12/18/34	HUF	914,000	145	—	145
Morgan Stanley & Co. LLC	6 Month BIBOR	Pay	6.92	Semi-Annual/ Annual	6/19/29		99,867	7	—	7
Morgan Stanley & Co. LLC	6 Month CLICP	Receive	4.84	Semi-Annual/ Maturity	12/17/30	CLP	2,427,900	(1)	—	(1)
Morgan Stanley & Co. LLC	6 Month CLICP	Pay	4.75	Semi-Annual/ Semi-Annual	6/18/30		5,150,000	(15)	—	(15)
Morgan Stanley & Co. LLC	6 Month CLICP	Pay	4.79	Semi-Annual/ Semi-Annual	6/21/29		2,750,000	6	—	6
Morgan Stanley & Co. LLC	6 Month PRIBOR	Pay	3.49	Semi-Annual/ Annual	6/18/30	CZK	32,140	(25)	—	(25)
Morgan Stanley & Co. LLC	6 Month PRIBOR	Pay	3.66	Semi-Annual/ Annual	9/17/30		49,170	(23)	—	(23)
Morgan Stanley & Co. LLC	6 Month PRIBOR	Pay	3.76	Semi-Annual/ Annual	9/18/29		259,000	(21)	—	(21)
Morgan Stanley & Co. LLC	6 Month PRIBOR	Pay	3.85	Semi-Annual/ Annual	12/17/30		23,820	(3)	—	(3)
Morgan Stanley & Co. LLC	6 Month PRIBOR	Pay	3.96	Semi-Annual/ Annual	9/20/33		49,943	(13)	—	(13)
Morgan Stanley & Co. LLC	6 Month PRIBOR	Pay	3.96	Semi-Annual/ Annual	9/20/33		20,700	(5)	—	(5)
Morgan Stanley & Co. LLC	6 Month PRIBOR	Pay	4.15	Semi-Annual/ Annual	9/20/28		37,900	21	—	21
Morgan Stanley & Co. LLC	6 Month PRIBOR	Pay	4.33	Semi-Annual/ Annual	12/20/33		30	— @	—	— @

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Centrally Cleared Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC	6 Month WIBOR	Receive	4.34%	Annual/ Semi-Annual	6/18/35	PLN	15,735	$15	$—	$15
Morgan Stanley & Co. LLC	6 Month WIBOR	Receive	4.31	Annual/ Semi-Annual	6/18/35		3,054	5	—	5
Morgan Stanley & Co. LLC	6 Month WIBOR	Pay	4.10	Semi-Annual/ Annual	12/17/30		2,722	3	—	3
Morgan Stanley & Co. LLC	6 Month WIBOR	Pay	4.11	Semi-Annual/ Annual	12/17/30		5,368	7	—	7
Morgan Stanley & Co. LLC	6 Month WIBOR	Pay	4.38	Semi-Annual/ Annual	12/17/35		10,800	— @	—	— @
Morgan Stanley & Co. LLC	6 Month WIBOR	Pay	4.59	Semi-Annual/ Annual	8/12/32		18,919	8	—	8
Morgan Stanley & Co. LLC	6 Month WIBOR	Pay	4.71	Semi-Annual/ Annual	9/9/32		81,200	71	—	71
Morgan Stanley & Co. LLC	6 Month WIBOR	Pay	5.02	Semi-Annual/ Annual	9/18/29		7,600	78	—	78
Morgan Stanley & Co. LLC	6 Month WIBOR	Pay	5.16	Semi-Annual/ Annual	6/21/28		17,000	141	—	141
Morgan Stanley & Co. LLC	6 Month WIBOR	Pay	5.26	Semi-Annual/ Annual	6/12/28		40,000	363	—	363
Morgan Stanley & Co. LLC	6 Month WIBOR	Pay	5.42	Semi-Annual/ Annual	6/19/29		13,500	185	—	185
Morgan Stanley & Co. LLC	BRL-CDI	Pay	9.70	Maturity/ Maturity	1/4/27	BRL	20,700	(401)	—	(401)
Morgan Stanley & Co. LLC	BRL-CDI	Pay	9.88	Maturity/ Maturity	1/4/27		15,600	(280)	—	(280)
Morgan Stanley & Co. LLC	BRL-CDI	Pay	10.65	Maturity/ Maturity	1/2/26		51,283	(369)	—	(369)
Morgan Stanley & Co. LLC	BRL-CDI	Pay	10.78	Maturity/ Maturity	1/4/27		7,060	(87)	—	(87)
Morgan Stanley & Co. LLC	BRL-CDI	Pay	11.18	Maturity/ Maturity	1/2/26		47,700	(267)	—	(267)
Morgan Stanley & Co. LLC	BRL-CDI	Pay	11.65	Maturity/ Maturity	1/4/27		6,800	(56)	—	(56)
Morgan Stanley & Co. LLC	BRL-CDI	Pay	12.75	Maturity/ Maturity	1/2/29		6,200	(22)	—	(22)
Morgan Stanley & Co. LLC	BRL-CDI	Pay	13.02	Maturity/ Maturity	1/2/29		10,040	(11)	—	(11)
Morgan Stanley & Co. LLC	BRL-CDI	Pay	13.18	Maturity/ Maturity	1/2/29		18,380	(1)	—	(1)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Centrally Cleared Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC	BRL-CDI	Pay	13.20%	Maturity/ Maturity	1/2/29		13,712	$6	$—	$6
Morgan Stanley & Co. LLC	BRL-CDI	Pay	13.30	Maturity/ Maturity	1/2/31		4,982	3	—	3
Morgan Stanley & Co. LLC	BRL-CDI	Pay	13.51	Maturity/ Maturity	1/2/29		13,456	22	—	22
Morgan Stanley & Co. LLC	BRL-CDI	Pay	14.78	Maturity/ Maturity	1/4/27		16,670	36	—	36
Morgan Stanley & Co. LLC	BRL-CDI	Pay	15.23	Maturity/ Maturity	1/4/27		16,500	72	—	72
Morgan Stanley & Co. LLC	CNRR	Pay	1.39	Quarterly/ Quarterly	6/18/30	CNY	25,942	(25)	—	(25)
Morgan Stanley & Co. LLC	CNRR	Pay	1.44	Quarterly/ Quarterly	3/19/30		15,550	(10)	—	(10)
Morgan Stanley & Co. LLC	CNRR	Pay	1.46	Quarterly/ Quarterly	3/19/30		12,650	(7)	—	(7)
Morgan Stanley & Co. LLC	CNRR	Pay	1.46	Quarterly/ Quarterly	9/17/30		20,210	(12)	—	(12)
Morgan Stanley & Co. LLC	CNRR	Pay	1.48	Quarterly/ Quarterly	6/18/30		17,350	(7)	—	(7)
Morgan Stanley & Co. LLC	CNRR	Pay	1.48	Quarterly/ Quarterly	9/17/30		23,940	(11)	—	(11)
Morgan Stanley & Co. LLC	CNRR	Pay	1.50	Quarterly/ Quarterly	3/19/30		24,200	(6)	—	(6)
Morgan Stanley & Co. LLC	CNRR	Pay	1.56	Quarterly/ Quarterly	9/17/30		14,400	1	—	1
Morgan Stanley & Co. LLC	CNRR	Pay	1.58	Quarterly/ Quarterly	12/17/30		4,990	1	—	1
Morgan Stanley & Co. LLC	CNRR	Pay	1.61	Quarterly/ Quarterly	9/17/30		20,750	9	—	9
Morgan Stanley & Co. LLC	CNRR	Pay	1.64	Quarterly/ Quarterly	12/17/30		10,448	6	—	6
Morgan Stanley & Co. LLC	CNRR	Pay	1.73	Quarterly/ Quarterly	12/18/29		9,000	10	—	10
Morgan Stanley & Co. LLC	CNRR	Pay	2.03	Quarterly/ Quarterly	9/18/29		14,100	38	—	38
Morgan Stanley & Co. LLC	CNRR	Pay	2.12	Quarterly/ Quarterly	6/19/29		13,600	41	—	41
Morgan Stanley & Co. LLC	CNRR	Pay	2.39	Quarterly/ Quarterly	12/20/28		17,330	63	—	63

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Centrally Cleared Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC	CNRR	Pay	2.42%	Quarterly/ Quarterly	12/21/27		134,000	$352	$—	$352
Morgan Stanley & Co. LLC	CNRR	Pay	2.44	Quarterly/ Quarterly	12/20/28		89,100	343	—	343
Morgan Stanley & Co. LLC	CNRR	Pay	2.48	Quarterly/ Quarterly	9/20/28		14,400	54	—	54
Morgan Stanley & Co. LLC	CPIBR	Receive	8.80	Quarterly/ Quarterly	12/17/30	COP	2,883,000	13	—	13
Morgan Stanley & Co. LLC	CPIBR	Receive	8.80	Quarterly/ Quarterly	12/17/30		2,189,000	10	—	10
Morgan Stanley & Co. LLC	MIBOR	Pay	5.66	Semi-Annual/ Semi-Annual	9/17/30	INR	215,300	2	—	2
Morgan Stanley & Co. LLC	MIBOR	Pay	5.69	Semi-Annual/ Semi-Annual	9/17/30		280,000	5	—	5
Morgan Stanley & Co. LLC	MIBOR	Pay	5.71	Semi-Annual/ Semi-Annual	9/17/30		785,000	23	—	23
Morgan Stanley & Co. LLC	MIBOR	Pay	5.77	Semi-Annual/ Semi-Annual	9/17/30		200,000	12	—	12
Morgan Stanley & Co. LLC	MIBOR	Pay	5.91	Semi-Annual/ Semi-Annual	12/18/29		400,000	57	—	57
Morgan Stanley & Co. LLC	MIBOR	Pay	5.94	Semi-Annual/ Semi-Annual	12/18/29		600,000	92	—	92
Morgan Stanley & Co. LLC	MIBOR	Pay	5.95	Semi-Annual/ Semi-Annual	6/18/30		390,000	62	—	62
Morgan Stanley & Co. LLC	MIBOR	Pay	6.01	Semi-Annual/ Semi-Annual	12/18/29		334,000	62	—	62
Morgan Stanley & Co. LLC	MIBOR	Pay	6.03	Semi-Annual/ Semi-Annual	12/18/29		430,000	83	—	83
Morgan Stanley & Co. LLC	MIBOR	Pay	6.07	Semi-Annual/ Semi-Annual	3/19/30		110,500	22	—	22
Morgan Stanley & Co. LLC	MIBOR	Pay	6.26	Semi-Annual/ Semi-Annual	3/20/29		970,400	248	—	248
Morgan Stanley & Co. LLC	MIBOR	Pay	6.28	Semi-Annual/ Semi-Annual	12/18/29		312,000	96	—	96
Morgan Stanley & Co. LLC	SHIR	Pay	3.52	Annual/ Annual	12/17/30	ILS	6,525	(6)	—	(6)
Morgan Stanley & Co. LLC	SHIR	Pay	3.66	Annual/ Annual	10/15/30		7,989	5	—	5
Morgan Stanley & Co. LLC	SHIR	Pay	3.71	Annual/ Annual	12/17/30		6,925	12	—	12

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

Centrally Cleared Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)		Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC	SHIR	Pay	3.80%	Annual/ Annual	12/17/35		3,480	$1		$—	$1
Morgan Stanley & Co. LLC	SHIR	Pay	3.91	Annual/ Annual	12/17/35		3,474	10		—	10
Morgan Stanley & Co. LLC	THOR	Receive	1.30	Quarterly/ Maturity	12/17/30	THB	76,690	—	@	—	—	@
Morgan Stanley & Co. LLC	THOR	Pay	1.26	Quarterly/ Quarterly	9/17/30		158,000	(10)		—	(10)
Morgan Stanley & Co. LLC	THOR	Pay	1.41	Quarterly/ Quarterly	6/18/30		25,220	4		—	4
Morgan Stanley & Co. LLC	THOR	Pay	2.68	Quarterly/ Quarterly	6/21/33		120,000	335		—	335
Morgan Stanley & Co. LLC	THOR	Pay	2.70	Quarterly/ Quarterly	6/19/34		68,480	205		—	205
								$1,564		$—	$1,564

@  Value is less than $500.

TIIE  Interbank Equilibrium Interest Rate.

JIBAR  Johannesburg Interbank Agreed Rate.

KLIBOR  Kuala Lumpur Interbank Offered Rate.

KSDA  Korea Securities Dealers Association.

WIBOR  Warsaw Interbank Offered Rate.

BIBOR  Bangkok Interbank Offered Rate.

PIBOR  Prague Interbank Offered Rate.

MIBOR  Mumbai Interbank Offered Rate.

SHIR  Shekel Overnight Interest Rate.

THOR  Thai Overnight Repurchase Rate.

ALL —  Albanian Lek

AMD —  Armenian Dram

BRL —  Brazilian Real

CLP —  Chilean Peso

CNH —  Chinese Yuan Renminbi Offshore

CNY —  Chinese Yuan Renminbi

COP —  Colombian Peso

CZK —  Czech Koruna

DOP —  Dominican Peso

EGP —  Egyptian Pound

EUR —  Euro

GHS —  Ghanaian Cedi

HUF —  Hungarian Forint

IDR —  Indonesian Rupiah

ILS —  Israeli Shekel

INR —  Indian Rupee

KRW —  South Korean Won

KZT —  Kazakhstan Tenge

LKR —  Sri Lankan Rupee

MNT —  Mongolian Tugrik

MXN —  Mexican Peso

MYR —  Malaysian Ringgit

NGN —  Nigerian Naira

PEN —  Peruvian Nuevo Sol

PHP —  Philippine Peso

PLN —  Polish Zloty

PYG —  Paraguay Guarani

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio of Investments (cont'd)

RON —  Romanian New Leu

RSD —  Serbia Dinar

THB —  Thai Baht

TRY —  Turkish Lira

TWD —  Taiwan Dollar

TZS —  Tanzanian Schilling

UGX —  Ugandan shilling

USD —  United States Dollar

UYU —  Uruguay Peso

UZS —  Uzbekistan Som

VND —  Viet Nam Dong

ZAR —  South African Rand

ZMW —  Zambian Kwacha

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	79.4%
Short-Term Investments	12.2
Corporate Bonds	6.7
Other*	1.7
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open futures contracts with a value of approximately $15,152,000 and total unrealized depreciation of approximately $40,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $360,000. Does not include options written contracts with total unrealized appreciation of approximately $363,000. Also does not include open swap agreements with net unrealized appreciation of approximately $1,994,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Financial Statements

Statement of Assets and Liabilities	October 31, 2025 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $389,846)	$408,656
Investment in Security of Affiliated Issuer, at Value (Cost $2,221)	2,221
Total Investments in Securities, at Value (Cost $392,067)	410,877
Cash	1,382
Foreign currency (cost of $4,284)	4,249
Due from Broker	8,574
Interest Receivable	8,407
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	5,218
Receivable for Investments Sold	1,852
Unrealized Appreciation on Swap Agreements	441
Receivable for Variation Margin on Futures Contracts	290
Receivable for Variation Margin on Swap Agreements	58
Tax Reclaim Receivable	11
Receivable from Affiliate	8
Dividends Receivable	1
Other Assets	38
Total Assets	441,406
Liabilities:
Payable for Line of Credit	60,000
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	4,858
Payable for Investments Purchased	4,439
Due to Broker	2,081
Deferred Capital Gain Country Tax	705
Payable for Advisory Fees	359
Options Written, at Value (Premiums Received $662)	299
Payable for Custodian Fees	210
Interest Payable	129
Payable for Professional Fees	50
Payable for Administration Fees	29
Payable for Swap Agreements Termination	12
Unrealized Depreciation on Swap Agreements	11
Payable for Stockholder Servicing Agent Fees	3
Other Liabilities	74
Total Liabilities	73,259
Net Assets
Applicable to 64,456,047 Issued and Outstanding $0.01 Par Value Shares (100,005,236 Shares Authorized)	$368,147
Net Asset Value Per Share	$5.71
Net Assets Consist of:
Common Stock	$645
Paid-in-Capital	508,774
Total Accumulated Loss	(141,272)
Net Assets	$368,147

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Financial Statements (cont'd)

Statement of Operations	Year Ended October 31, 2025 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $2,051 of Foreign Taxes Withheld)	$42,947
Dividends from Security of Affiliated Issuer (Note F)	631
Total Investment Income	43,578
Expenses:
Advisory Fees (Note B)	3,993
Interest Expense on Line of Credit (Note G)	3,224
Custodian Fees (Note D)	577
Administration Fees (Note C)	319
Line of Credit Commitment Fees (Note G)	220
Professional Fees	201
Stockholder Reporting Expenses	87
Stockholder Servicing Agent Fees	16
Directors' Fees and Expenses	10
Other Expenses	64
Total Expenses	8,711
Rebate from Morgan Stanley Affiliate (Note F)	(29)
Net Expenses	8,682
Net Investment Income	34,896
Realized Gain (Loss):
Investments Sold (Net of $70 of Capital Gain Country Tax)	(4,554)
Foreign Currency Forward Exchange Contracts	3,444
Foreign Currency Transactions	849
Futures Contracts	(316)
Options Written	108
Swap Agreements	538
Net Realized Gain	69
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $343)	30,664
Foreign Currency Forward Exchange Contracts	417
Foreign Currency Translation	230
Futures Contracts	(180)
Options Written	380
Swap Agreements	2,198
Net Change in Unrealized Appreciation (Depreciation)	33,709
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	33,778
Net Increase in Net Assets Resulting from Operations	$68,674

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended October 31, 2025 (000)	Year Ended October 31, 2024 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$34,896	$33,557
Net Realized Gain (Loss)	69	(17,081)
Net Change in Unrealized Appreciation (Depreciation)	33,709	20,767
Net Increase in Net Assets Resulting from Operations	68,674	37,243
Dividends and Distributions to Stockholders	(36,095)	(19,800)
Paid-in-Capital	—	(9,324)
Capital Share Transactions:
Repurchase of Shares (0 and 802,439 shares)	—	(3,782)
Net Decrease in Net Assets Resulting from Capital Share Transactions	—	(3,782)
Total Increase	32,579	4,337
Net Assets:
Beginning of Period	335,568	331,231
End of Period	$368,147	$335,568

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Financial Statements (cont'd)

Statement of Cash Flows	Year Ended October 31, 2025 (000)
Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting from Operations	$68,674
Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	253,369
Proceeds from (Payments on) Foreign Currency Forward Exchange Contracts, Foreign Currency Transactions, Futures Contracts and Swap Agreements	7,122
Payments on Purchases of Long-Term Investments	(260,915)
Net Proceeds from Short-Term Investments	10,184
Net Realized (Gain) Loss for Investments Sold, Foreign Currency Forward Exchange Contracts, Foreign Currency Translation, Futures Contracts, Options Written and Swap Agreements	(69)
Net Change in Unrealized Appreciation (Depreciation) for Investments, Foreign Currency Forward Exchange Contracts, Foreign Currency Translation, Futures Contracts, Options Written and Swap Agreements	(33,709)
Accretion/Amortization of Discounts and Premiums	(10,805)
Payment-in-Kind Income	20
(Increase) Decrease in Receivable for Variation Margin on Futures Contracts and Swap Agreements	(178)
(Increase) Decrease in Interest Receivable and Dividend Receivable	(1,295)
(Increase) Decrease in Receivables Related to Operations	(6,925)
Increase (Decrease) in Payable for Variation Margin on Swap Agreements	(136)
Increase (Decrease) in Advisory Fees Payable	33
Increase (Decrease) in Interest Payable	(77)
Increase (Decrease) in Payables Related to Operations	(459)
Net Cash Provided by (Used for) Operating Activities	24,834
Cash Flows From Financing Activities:
Cash Paid for Line of Credit	(61,500)
Cash Received for Line of Credit	73,000
Cash Distribution Paid	(36,095)
Net Cash Provided by (Used for) Financing Activities	(24,595)
Net Increase (Decrease) in Cash	239
Cash and Foreign Currency at Beginning of Period*	5,392
Cash and Foreign Currency at End of Period*	$5,631
Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$3,301

* Includes foreign currency of approximately $6,043,000 and $4,249,000, cash of $0 and $1,382,000 and bank overdraft of $651,000 and $0 as of October 31, 2024 and October 31, 2025, respectively.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended October 31,
	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$5.21		$5.08		$4.82		$6.44		$6.75
Net Investment Income(1)	0.54		0.52		0.32		0.30		0.31
Net Realized and Unrealized Gain (Loss)	0.52		0.05		0.25		(1.59)		(0.23)
Total from Investment Operations	1.06		0.57		0.57		(1.29)		0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.31)		(0.04)		—		(0.14)
Paid-in-Capital	—		(0.14)		(0.28)		(0.33)		(0.25)
Total Distributions	(0.56)		(0.45)		(0.32)		(0.33)		(0.39)
Anti-Dilutive Effect of Share Repurchase Program	—		0.01		0.01		0.00	(2)	—
Net Asset Value, End of Period	$5.71		$5.21		$5.08		$4.82		$6.44
Per Share Market Value, End of Period	$5.37		$4.65		$4.33		$4.04		$5.77
TOTAL INVESTMENT RETURN:(3)
Market Value	29.48%		17.91%		14.77%		(24.96)%		9.98%
Net Asset Value	22.88%		12.83%		12.64%		(19.78)%		1.66%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$368,147		$335,568		$331,231		$318,061		$425,893
Ratio of Expenses to Average Net Assets	2.18	%(4)	2.20	%(4)	2.32	%(4)	2.12	%(4)	1.90	%(4)
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.37	%(4)	1.49	%(4)	1.47	%(4)	1.55	%(4)	1.53	%(4)
Ratio of Net Investment Income to Average Net Assets	8.76	%(4)	9.60	%(4)	6.05	%(4)	5.34	%(4)	4.45	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	72%		88%		56%		67%		42%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(4)  The Ratio of Expenses and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation.

The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors ("the Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited")(the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker/dealer. Swaps cleared on a clearinghouse or

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

  The following is a summary of the inputs used to value the Fund's investments as of October 31, 2025:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$27,557	$—	$27,557
Loan Participation Notes	—	—	2,152	2,152
Sovereign	—	326,309	—	326,309
Total Fixed Income Securities	—	353,866	2,152	356,018
Warrants	—	4,832	—	4,832
Put Options Purchased	—	146	—	146
Short-Term Investments
U.S. Treasury Securities	—	9,213	—	9,213
Investment Company	2,221	—	—	2,221
Sovereign	—	38,447	—	38,447
Total Short- Term Investments	2,221	47,660	—	49,881
Foreign Currency Forward Exchange Contracts	—	5,218	—	5,218
Interest Rate Swap Agreements	—	441	—	441
Centrally Cleared Interest Rate Swap Agreements	—	3,631	—	3,631
Total Assets	2,221	415,794	2,152	420,167
Liabilities:
Call Options Written	—	(287)	—	(287)
Put Options Written	—	(12)	—	(12)
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities: (cont'd)
Foreign Currency Forward Exchange Contracts	$—	$(4,858)	$—	$(4,858)
Futures Contracts	(40)	—	—	(40)
Interest Rate Swap Agreements	—	(11)	—	(11)
Centrally Cleared Interest Rate Swap Agreements	—	(2,067)	—	(2,067)
Total Liabilities	(40)	(7,235)	—	(7,275)
Total	$2,181	$408,559	$2,152	$412,892

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

  Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Fixed Income (000)
Beginning Balance	$5,941
Purchases	—
Sales	(3,891)
Amortization of discount	53
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	378
Realized gains (losses)	(329)
Ending Balance	$2,152
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2025	$232

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

  The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2025:

	Fair Value at October 31, 2025 (000)	Valuation Technique	Unobservable Input	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Fixed Income	$2,152	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.32%	Decrease

*  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains

(losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, including, but not limited to, emerging market currency derivatives and swap agreements, such investments will be counted for purposes of meeting the Fund's 80% policy. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or write put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. If the Fund writes an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. Writing put options tend to increase the Fund's exposure to the underlying instrument. Writing call options tend to decrease the Fund's exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

made to the broker based upon changes in the value of the contract (the variation margin) and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contract. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, and the Fund also entered into contracts with banks and brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

  The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

  When the Fund has an unrealized loss on an OTC swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

  Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the

Statement of Assets and Liabilities. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. For OTC swaps, once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreement in the the Statement Operations, in addition to any realized gains (loss) recorded upon the termination of swap agreements.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2025:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$5,218
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	3,631	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	441
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	146	(b)
Total			$9,436

  (a)This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflects the current day's net variation margin.

  (b)Amount is included in Investments in Securities in the Statement of Assets and Liabilities.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(4,858)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(40	)(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(2,067	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(11)
Options Written	Investments, at Value (Options Written)	Currency Risk	(299)
Total			$(7,275)

  (a)This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflects the current day's net variation margin.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2025 in accordance with ASC 815:

Net Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$3,444
Interest Rate Risk	Future Contracts	(316)
Interest Rate Risk	Swap Agreements	538
Currency Risk	Investments (Purchased Options)	(251	)(a)
Currency Risk	Options Written	108
Total		$3,523

  (a)Amounts are included in Realized Gain (Loss) on Investments Sold in the Statement of Operations.

Net Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$417
Interest Rate Risk	Futures Contracts	(180)
Interest Rate Risk	Swap Agreements	2,198
Currency Risk	Investments (Purchased Options)	(188	)(a)
Currency Risk	Options Written	380
Total		$2,627

  (a)Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Statement of Operations.

  At October 31, 2025, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivative(a)	Assets(b) (000)		Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$5,218		$(4,858)
Purchased Options	146	(c)	—
Options Written	—		(299)
Swap Agreements	441		(11)
Total	$5,805		$(5,168)

  (a)Excludes exchange-traded derivatives.

  (b)Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  (c)Amount is included in Investments in Securities in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

  The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2025:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(a) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$25	$(25)	$—	$0
Barclays Bank PLC	1,171	(1,171)	—	0
BNP Paribas SA	1,014	(753)	(261)	0
Citibank NA	466	(59)	(407)	0
Deutsche Bank AG	461	(40)	—	421
Goldman Sachs International	603	(240)	(363)	0
HSBC Bank PLC	121	(69)	—	52
JPMorgan Chase Bank NA	712	(66)	(460)	186
Standard Chartered Bank	428	(428)	—	0
State Street Bank and Trust Co.	648	(73)	(575)	0
UBS AG	156	(156)	—	0
Total	$5,805	$(3,080)	$(2,066)	$659

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$25	$(25)	$—	$0
Barclays Bank PLC	2,377	(1,171)	(958)	248
BNP Paribas SA	1,181	(753)	—	428
Citibank NA	59	(59)	—	0
Deutsche Bank AG	40	(40)	—	0
Goldman Sachs International	251	(240)	—	11
HSBC Bank PLC	69	(69)	—	0
JPMorgan Chase Bank NA	66	(66)	—	0
Standard Chartered Bank	666	(428)	—	238
State Street Bank and Trust Co.	73	(73)	—	0
UBS AG	361	(156)	—	205
Total	$5,168	$(3,080)	$(958)	$1,130

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

  (a)In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

  For the year ended October 31, 2025, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$904,590,000

Futures Contracts:

Average monthly notional value	$12,446,000

Purchased Options:

Average monthly notional amount	$41,818,000

Swap Agreements:

Average monthly notional amount	$388,807,000

Written Options:

Average monthly notional amount	$23,353,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Dividends and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

8.  Segment Reporting: During the reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity's reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to the Financial Statements. In connection with the adoption of ASU 2023-07, the Fund's President has been designated as the Fund's Chief Operating Decision Maker ("CODM"), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Financial Statements.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly managed assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average managed net assets.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street and its affiliate (the "Custodian") serve as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal

Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended October 31, 2025 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2025 and 2024 was as follows:

2025 Distributions Paid From:		2024 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Paid-in- Capital (000)
$36,095	$—	$19,800	$9,324

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions, the timing of the deductibility of certain expenses and the recognition of premium amortization.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended October 31, 2025.

At October 31, 2025, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$351	$—

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

At October 31, 2025, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $17,888,000 and $139,378,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended October 31, 2025, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $1,857,000.

F.  Security Transactions and Transactions with Affiliates: For the year ended October 31, 2025, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $254,358,000 and $244,905,000, respectively. There were no purchases and sales of long-term U.S.Government securities for the year ended October 31, 2025.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2025, advisory fees paid were reduced by approximately $29,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended October 31, 2025 is as follows:

Affiliated Investment Company	Value October 31, 2024 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$—	$432,211	$429,990	$631
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value October 31, 2025 (000)
Liquidity Fund	$—	$—	$2,221

Each Director receives an annual retainer fee for serving as a Director of the Morgan Stanley Funds. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

G.  Credit Facility: The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund's investment objectives, policies and strategies. The Fund has entered into an agreement with State Street as Administrative Agent and sole lender to provide a revolving line of credit facility ("Facility") in the amount of $200,000,000. Borrowings under the Facility are secured by the assets of the Fund. The interest for the funds drawn will be based on the Secured Overnight Financing Rate ("SOFR") plus a spread. The Facility also has a commitment fee of 0.15% of the unused portion of the Facility. The average borrowings and interest rate for the year ended October 31, 2025 were approximately $55,230,000 and 5.76%,

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

respectively. During the same period, the Fund incurred approximately $3,224,000 in interest expense associated with the outstanding loans and commitment fee of approximately $220,000. The loan's carrying value in the Fund's Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy.

H.  Other: As permitted by the Fund's offering prospectus, on January 10, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's NAV, shares trade from their NAV. During the year ended October 31, 2025, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 8,861,689 of its shares at an average discount of 14.64% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

At October 31, 2025, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 21.6%.

I.  Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt or otherwise affect the global economy and financial markets. Securities in the Fund's portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, the threat or actual imposition of tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio, as well as its ability to sell securities and/or meet redemptions. Any such event(s) or similar types of factors and developments, may also adversely affect the financial performance of the Fund's investments (and, in turn, the Fund's investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate preexisting risks to the Fund. In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Notes to Financial Statements (cont'd)

J.  Results of Annual Meeting of Stockholders (unaudited): On June 25, 2025, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frank L. Bowman	54,416,377	1,112,518
Eddie A. Grier	54,109,655	1,419,240
Jakki L. Haussler	54,057,358	1,471,537
Dr. Manuel H. Johnson	54,451,141	1,077,754
Richard G. Gould	54,349,207	1,179,688

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended October 31, 2025.

The Fund designated approximately $34,464,000 of its distributions paid as business interest income.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
December 24, 2025

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2024, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's actual management fee and total expense ratio were lower than its peer group averages and the contractual management fee was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable; and (ii) the management fee and total expense ratio were competitive with its peer group averages.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. For the period of the report, the members of the team jointly and primarily responsible for the day-to-day management of the Fund were Sahil Tandon, a Managing Director of the Sub-Adviser, Patrick Campbell, a Managing Director of the Adviser, and Brian Shaw, an Executive Director of the Adviser. Mr. Tandon has been associated with the Sub-Adviser in an investment management capacity since August 2019. Prior to August 2019, Mr. Tandon was associated with the Adviser in an investment capacity from 2004. Mr. Tandon began managing the Fund in October 2015. Mr. Campbell has been associated with the Adviser or its affiliates in an investment management capacity since June 2008. Mr. Shaw has been associated with the Adviser or its affiliates in an investment management capacity since December 2008.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited)

The Fund's investment objectives may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days' prior to any change. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, including, but not limited to, emerging market currency derivatives and swap agreements, such investments will be counted for purposes of meeting the Fund's 80% policy.

Emerging markets domestic debt refers to debt obligations of issuers located in emerging market countries that are denominated in the local currency. "Managed Assets" means the total assets of the Fund, which includes any proceeds from the issuance by the Fund of preferred shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). The debt obligations currently include (i) Sovereign Debt Obligations and (ii) debt obligations of non-governmental issuers located in emerging markets, including bonds, convertible securities and commercial paper. For purposes of the Fund's policies, an issuer is located in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in an emerging market country or countries or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Certain of the issuers that fall within categories (ii) and (iii) above may or may not have a principal trading market in an emerging market country and, while exposing the Fund's assets to the economic benefits of investing in an emerging market country, may not do so to the same extent as an issuer with a principal trading market in an emerging market country. Emerging market countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund's organizational documents provide no limit on the percentage of the Fund's Managed Assets that may be invested in a single country. The Fund may invest in emerging market countries such as Indonesia, Malaysia, Thailand, the Czech Republic, Hungary, Poland, Russia, Slovakia, Turkey, South Africa, Brazil, Chile, Colombia, Mexico and Peru. The Fund may invest, without limitation, in securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Adviser. Debt securities rated below investment grade are commonly known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. The Fund's holdings may range in maturity from overnight to 30 years or more. The Fund may also invest in warrants, structured investments or other Strategic Transactions, which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. Under certain limited circumstances, the Fund's investments may be all or substantially all invested in warrants, structured investments or other Strategic Transactions.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

In addition, the Fund may invest up to 20% of its Managed Assets in Strategic Transactions, which will not be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency, and in currencies of emerging market countries and other types of investments, including shares of open- and closed-end investment companies, common stocks, bonds, convertible securities, money market and short-term debt securities and cash equivalents. The Fund's 80% policy may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days' prior to any change.

The Fund's Investments

The Fund will invest primarily in debt obligations of issuers located in emerging market countries that are denominated in the local currency. The Adviser will implement a multi-phase investment process, with an emphasis on sovereign economic fundamentals, to assess sovereign risk and the relative valuations of currencies and interest rates in emerging market countries. As part of its assessment, the Adviser will analyze a country's political, economic and social environment. The Adviser will focus on change at the margin rather than taking static snapshots of economic variables and will seek to interpret events and forces in their early stages and to assess their impact on individual emerging market countries.

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser will analyze economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (GDP growth, inflation, external accounts, debt serviceability). In selecting the Fund's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. In addition, the Adviser analyzes long-term equilibrium real exchange rates, utilizing a proprietary econometric model that considers the impact of various fundamental variables, including productivity differentials, terms of trade and external positions. The Adviser will utilize a proprietary interest rate and yield curve valuation model to identify investment opportunities. The Fund's investments include:

Portfolio Composition

Sovereign Debt Obligations. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries that are denominated in the local currency of the country of issuance and industrialized countries. "Sovereign Debt Obligations" include (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between emerging market governments and financial institutions.

Corporate Debt Obligations. The Fund may invest in debt obligations of non-governmental issuers located in emerging market countries and denominated in the local currency. Corporate debt obligations generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt obligations come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt obligations currently will include, but are not limited to, fixed rate, floating rate, zero coupon and inflation linked bonds and notes. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants which are exercisable into other debt or equity securities, provided that upon conversion of such securities into equity securities, such equities are promptly disposed of.

Other Debt Obligations. The Fund may invest up to 20% of its Managed Assets in debt obligations other than those of issuers located in emerging market countries and denominated in the local currency, including, but not limited to, eurobonds, Yankee dollar obligations, global bonds and Brady Bonds.

Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund's investments in Loans in most instances will be in the form of participations in Loans or assignments of all or a portion of Loans from third parties. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

Derivatives

The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to seek to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-traded and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by a third-party on the debt obligation.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Investments may also become less liquid or illiquid as a result of governmental, regulatory or other similar actions. When the Fund holds illiquid investments, its portfolio may be harder to value and the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded or liquid. As a result, the Fund may have to sell other investments or engage in borrowing or other similar transactions as necessary to raise funds to meet its obligations and the Fund's ability to make dividend distributions may be adversely affected. In addition, the Fund's investments that become less liquid or illiquid may also decline in value, potentially suddenly and significantly, thus adversely impacting the Fund. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Chinese Fixed-Income Investments

The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market ("CIBM") through the Bond Connect program ("Bond Connect"), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China's interbank bond market through Hong Kong via the northbound trading of Bond Connect ("Northbound trading"). Northbound trading can be undertaken on days on which the CIBM is open to trade, regardless of whether it is a public holiday in Hong Kong. Accordingly, it is possible that bonds traded through Bond Connect may be subject to fluctuation at times where a Fund is unable to buy or sell bonds, as its Hong Kong or globally-based intermediaries are not available to assist with trades. Accordingly, this may hinder the Fund's ability to realize any gains, avoid any losses or to benefit from opportunities to invest in securities through Bond Connect at attractive prices. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

could adversely impact the Fund's performance. Investors who wish to participate in the Bond Connect do so through an offshore custody account, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.

Bond Connect is subject to regulation via book entry omnibus accounts in the name of both Hong Kong and China. The Fund's ownership interest in Bond Connect securities will not be reflected directly in book entry with China's two clearinghouses will instead only be reflected on the books of its Hong Kong sub-custodian. This record keeping system also subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China's two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund's ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of interest income and capital gains payable to overseas investors currently is unsettled.

Environmental, Social and Governance Issues

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

Temporary Investments

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in debt obligations of issuers located in emerging markets countries that are denominated in the local currency and invest in certain liquid short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., emerging market or other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any other currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States, emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker/dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain emerging market countries in which the Fund may invest).

Strategic Transactions. The Fund may invest in warrants, structured investments and various other investment transactions described below, which will be marked-to-market and may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. To the extent that the Strategic Transactions are linked to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, they will be counted toward the 80% policy. The Fund may also invest up to 20% of its Managed Assets in Strategic Transactions to obtain equity exposure, earn income, facilitate portfolio management and seek to mitigate risks. Although the Adviser may seek to use these transactions to achieve the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase warrants, notes or other structured investments from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be related to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, as a means of gaining exposure to such markets or securities. The Fund may also purchase and sell other derivative instruments, including exchange-listed and over-the-counter put and call options on securities, including put and call options on swaps held by the Fund, financial futures contracts, debt and other interest rate indices, stock indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, caps, floors or collars. These investments may be used to attempt to protect against possible changes in the market value of securities held in

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. There is no limitation on the extent to which the Fund may engage in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.

Money Market Instruments. Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, including time deposits and certificates of deposit, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Common Stock. Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Convertible Securities. Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of common shares or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a debt security or preferred stock, so that, for example, a convertible debt security would be a debt security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of an equity security and a debt security.

The convertible securities in which the Fund may invest also include "exchangeable" and "synthetic" convertible securities. The Fund may also invest in traditional convertible securities whose conversion values are based on the common stock of the issuer of the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" and "exchangeable" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

Other Registered Investment Companies. Subject to the limitations set forth in the Investment Company Act, the Fund may invest its assets in securities of other open- and closed-end investment companies, including affiliated registered investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Common stockholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Leverage. The Fund currently obtains leverage through the use of a credit facility and may in the future adjust the level of leverage obtained through the use of a credit facility. The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund's investment objectives, policies and strategies. In addition, in the future, the Fund may issue preferred shares. There can be no assurance, however, that any preferred shares will actually be issued or that the Fund will enter into a credit facility. If issued, the preferred shares would have complete priority upon distribution of assets over the common shares. The Fund's Board will regularly review the Fund's use of leverage (i.e., the relative costs and benefits of leverage on the Fund's common shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing preferred shares). In addition, the Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or dollar rolls or the issuance of short-term debt securities in an amount that, when combined with the value of any issued and outstanding preferred shares and any other borrowings, does not exceed 33 1/3% of its Managed Assets. These techniques are known as leverage and involve greater risks. The Fund's leveraging strategy may not be successful.

Other Investments

Zero Coupon Bonds. Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Inflation Linked Bonds Risk. Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt obligations purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in local currency of the country of issuance.

Repurchase Agreements. The Fund may engage in repurchase agreements with broker/dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker/dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Directors. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the Securities and Exchange Commission permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the Investment Company Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

Reverse Repurchase Agreements. The Fund may borrow, to the extent permitted by the Investment Company Act, through entering into reverse repurchase agreements, under which, the Fund sells portfolio securities to financial institutions such as banks and broker/dealers and agrees to repurchase them at a particular date and price. Such agreements may be viewed as a speculative form of borrowing called leveraging. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions. The Fund may borrow, to the extent permitted by the Investment Company Act, through entering into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

When-Issued and Delayed Delivery Securities. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Mortgage-Backed Securities. One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Stripped Mortgage-Backed Securities. A type of mortgage-backed security in which the Fund may invest is a stripped mortgage-backed security ("SMBS"). SMBS are derivatives in the form of multi-class mortgage securities that may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities and may result in losses. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories. SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers/dealers. Certain of these securities may be deemed "illiquid" and subject to the Fund's limitation on investing in illiquid securities.

Commercial Mortgaged-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Private Placements and Restricted Securities. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Short Sales. The Fund may participate in short sales. A short sale is a transaction in which a fund sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the fund arranges through a broker to borrow the securities and, in so doing, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When a fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the fund replaces the borrowed securities. A fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. Short sales by a fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to debt obligations of issuers located in emerging market countries that are denominated in the local currency through structured notes or warrants, the return on which is linked to one or more debt obligations of issuers located in emerging market countries that are denominated in the local currency. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its debt securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods. In addition, the return on structured notes would be based on the return of one or more specified underlying debt securities issued by emerging market countries during the term of the notes.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

Borrowing. The Fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any preferred shares then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices that involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements in accordance with applicable Securities and Exchange Commission requirements.

The borrowings subject to these limits include borrowings through reverse repurchase agreements and similar financing transactions unless the Fund has elected to treat all such transactions as derivatives transactions under applicable SEC requirements.

Pricing of Securities

Certain of the Fund's securities may be valued by an approved outside pricing service. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker/dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to price its shares at or prior to the SIFMA recommended closing time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Investment Policy (unaudited) (cont'd)

opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited)

Non-Diversification.

The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than diversified funds. A fund that is classified as non-diversified may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer's securities or that portfolio investment may cause the Fund's overall value to decline to a greater degree than a diversified portfolio.

Emerging Market Securities.

The Fund invests in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Securities.

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure of standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund's investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the United States, or otherwise adversely affect the Fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

The Fund may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties' commitments to lend funds, which may further impair the foreign sovereign obligor's ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Fixed-Income Securities.

Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage backed securities, securities rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk securities"), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy changes and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Credit and Interest Rate Risk.

All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable to make interest payments and/or repay the principal on its debt. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions, including the conditions resulting from the COVID-19 pandemic. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. A low interest rate environment may prevent the Fund from

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

providing a positive yield or paying Fund expenses out of Fund assets. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. For example, during periods when interest rates are low, the Fund's yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns.

Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. During periods when interest rates are low or there are negative interest rates, the Fund's yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns.

Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the U.S. and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates subject the Fund to the risks described above. In addition, the current environment is exposing debt markets to significant volatility and reduced liquidity for Fund investments.

Foreign Currency.

Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund's assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or Sub-Adviser may use derivatives to reduce this risk. The Adviser and/or Sub-Adviser may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Chinese Fixed-Income Investments.

The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market ("CIBM") through the Bond Connect program ("Bond Connect"), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China's interbank bond market through Hong Kong via the northbound trading of Bond Connect ("Northbound trading"). Northbound trading can be undertaken on days on which the CIBM is open to trade, regardless of whether it is a public holiday in Hong Kong. Accordingly, it is possible that bonds traded through Bond Connect may be subject to fluctuation

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

at times where a Fund is unable to buy or sell bonds, as its Hong Kong or globally-based intermediaries are not available to assist with trades. Accordingly, this may hinder the Fund's ability to realize any gains, avoid any losses or to benefit from opportunities to invest in securities through Bond Connect at attractive prices. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. In addition, the trading, settlement and information technology systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund's performance.

Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China's two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are un-tested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund's ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi ("RMB"), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Under the prevailing applicable Bond Connect regulations, the Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.

Market and Geopolitical Risk.

The value of your investment in the Fund is based on the values of the Fund's investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade.

The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund's investments. Securities in the Fund's portfolio may under perform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s)could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other considerations and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruption could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations. The value of the Fund's investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf of the Fund.

Additionally, health crises and geopolitical developments have in the past, and may in the future, adversely impact a number of industries, including but not limited to retail, transportation, hospitality and entertainment. In addition to these or other developments having adverse consequences for certain companies and other issuers in which the Fund invests and the value of the Fund's investments therein, the operations of the Adviser (including those relating to the Fund) could be impacted adversely, including

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

through quarantine measures and travel restrictions imposed on the Adviser's or service providers' personnel located in affected countries, regions or local areas, or any related health issues of such personnel. Any of the foregoing events could materially and adversely affect the Adviser's ability to source, manage and divest investments on behalf of the Fund and pursue the Fund's investment objectives and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions and general uncertainty associated with pandemics, valuation and performance of the Fund's investments may be impacted adversely.

During periods of low interest rates, the Fund's susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of low interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates may magnify the risks associated with rising interest rates. Changing interest rates may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect the Fund's yield, income and performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affects the Fund's investments.

Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer's funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.

Derivatives.

The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or contract, such as a swap agreement or futures contract, on the underlying instrument at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased over the counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Currency Derivatives. Investments in currency derivatives may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, investments in currency derivatives, to the extent that they reduce the Fund's exposure to currency risks, may also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. The Fund is not required to hedge any portfolio holding with the use of currency derivatives. Accordingly, Fund shareholders would bear the risk of currency fluctuations with respect to unhedged portfolio positions.

Foreign currency derivatives may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency derivatives may involve the Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund has contracted to receive in the exchange. The Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

Foreign currency forward exchange contracts and currency futures and options contracts may be used for non-hedging purposes in seeking to meet the Fund's investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Structured Investments. The Fund also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Private Placements and Restricted Securities.

The Fund's investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Loan Participations and Assignments.

Loan participations are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. These loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed-rate or floating rate. These loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

The Fund's investments in loans may be in the form of a participation in loans ("Participations") and assignments of all or a portion of loans ("Assignments") from third parties. In the case of a Participation, the Fund will have the right to receive payments of principal,

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Adviser to be creditworthy.

Active Management Risk.

In pursuing the Fund's investment objective, the Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Adviser, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund's performance. In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser and/or Sub-Adviser. If such information becomes available, the Adviser and/or Sub-Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the Adviser and/or Sub-Adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Regulatory and Legal Risk.

U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Loans of Portfolio Securities.

The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33?% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments.

From time to time, the Fund may purchase securities on a when-issued, delayed delivery or through a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value ("NAV"). At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV.

Borrowing for Investment Purposes.

Borrowing for investment purposes creates leverage which is a speculative characteristic. The Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in the Fund's NAV and net yield. The Fund will either segregate the assets securing the borrowing for the benefit of

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Repurchase Agreements.

Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by a Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand, if applicable). The underlying securities which serve as collateral for the repurchase agreements entered into by the Fund may include U.S. government securities, municipal securities, corporate debt obligations, convertible securities, and common and preferred stock and may be of below investment grade quality. These securities are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest). The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, a Fund may incur a loss upon disposition of them. The risk of such loss may be greater when utilizing collateral other than U.S. government securities. In the event of an insolvency or bankruptcy by the selling institution, the Fund's right to control the collateral could be affected and result in certain costs and delays. Additionally, if the proceeds from the liquidation of such collateral after an insolvency were less than the repurchase price, the Fund could suffer a loss. Fund procedures are followed that are designed to minimize such risks.

Reverse Repurchase Agreements.

Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3 % of the Fund's total assets, except as permitted by law or SEC requirements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

Short Sales.

A short sale is a transaction in which the Fund sells securities that it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. Short sales by the Fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Special Risks Related to Cyber Security.

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Liquidity.

The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a changing interest rate environment or in

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

High Yield Securities ("Junk Bonds").

High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. During adverse market or economic conditions, high yield securities are typically particularly susceptible to default risk.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield securities held by the Fund.

ESG Investment Risk.

To the extent that the Fund considers environmental, social and governance ("ESG") criteria and application of related analyses when selecting investments, the Fund's performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria or apply such analyses. Socially responsible norms differ by country and region, and a company's ESG practices or the Adviser's assessment of such may change over time. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, the Fund's adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments in non-U.S. issuers often require subjective analysis and may be relatively more difficult than applying the ESG criteria or related analyses to investments of other issuers because data availability may be more limited with respect to non-U.S. issuers. The Fund's consideration of ESG criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

Investment Company Securities.

Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds, exchange-traded funds ("ETFs") and money market funds. The Fund may, to the extent noted in the Fund's non-fundamental limitations, invest in investment company securities as may be

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

permitted by (i) the Investment Company Act; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The Investment Company Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. Further, in October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company, including the rescission of exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact the Fund's investment strategies and operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

Corporate Debt Obligations.

Corporate debt obligations are fixed-income securities issued by private corporations. The investment return of corporate debt obligations reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.

Equity Securities.

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depository receipts shares of investment companies (including those which may be managed by the Adviser, the Sub-Adviser or their affiliates), limited partnership interests and other specialty securities having equity features. Most factors affect the value of equity securities, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. The Fund may invest in equity securities that are publicly traded on securities exchanges or OTC or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities.

The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.

During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund's investments in equity securities may be subject to heightened risks.

Convertible Securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Mortgage-Backed Securities.

Mortgage backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Principal Risks (unaudited) (cont'd)

If the Fund invests in SMBS and interest rates move in a manner not anticipated by management, it is possible that the Fund could lose all or substantially all of its investment.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities ("CMBS") are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility and credit or default risk than CMBS issued by government issuers. In addition, at times the commercial real estate market has experienced substantially lower valuations combined with higher interest rates, leading to difficulty in refinancing debt and, as a result, the CMBS market has experienced (and could in the future experience) greatly reduced liquidity and valuations. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Additional Information Regarding the Fund (unaudited)

Effects of Leverage

Assuming that leverage will represent approximately 15% of the Fund's managed assets and that the Fund will bear expenses relating to that leverage at an average annual rate of 0.80%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed $3,224,000 in order to cover the expenses specifically related to the Fund's use of leverage. These numbers are merely estimates used for illustration. The amount of leverage used by the Fund as well as actual interest expenses on such leverage will vary.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further assumes leverage representing approximately 15% of the Fund's managed assets and interest costs to the Fund at a combined average annual rate of 0.80% with respect to such leverage.

Assumed portfolio total return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common share total return	(11)%	(6)%	(1)%	4%	9%

Common share total return is composed of two elements — the common share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund's portfolio and not the performance of the common shares, the value of which will be determined by market and other factors.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding common shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). Subsequent to an issuance of a class of preferred shares, if any, the following investment restrictions may not be changed without the approval of a majority of the outstanding common shares and of preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately as a class. For purposes of the restrictions, an issuer of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that security, provided that the guaranty of a security will be considered a separate security unless the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Additional Information Regarding the Fund (unaudited) (cont'd)

The Fund may not:

1.  Invest 25% or more of its total assets (taken at the time of each investment) in the securities of issuers in any one particular industry. This limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from futures, options, forward contracts, swaps, CMOs, structured investments, other derivative instruments or any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3.  Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4.  Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

6.  Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7.  Purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Dividend Reinvestment Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
1 (800) 231-2608

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Potential Conflicts of Interest (unaudited)

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker/dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley's interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, any new or successor funds, programs, accounts or businesses the "Affiliated Investment Accounts") with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund's investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the Eaton Vance Investment Accounts whether or not specifically identified.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through "wall crossings." The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund's investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other MS Investment Accounts (the "MS Investment Department") may be different from the entities and individuals that provide investment-related services to Eaton Vance Investment Accounts (the "Eaton Vance Investment Department" and, together with the MS Investment Department, the "Investment Departments"). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain matters relating to investment research and certain other activities. An Eaton Vance Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the Eaton Vance Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such Affiliated Investment Account.

Payments to Broker/Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund's investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund's holdings, although these activities could have an adverse impact on the value of one or more of the Fund's investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.

Morgan Stanley's Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund's investments that are contrary to the Fund's best interests and/or the best interests of any of its investments. Morgan Stanley's activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley's compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Important Notices (unaudited)

Reporting to Shareholders

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fund on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the Fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html. This information is also available on the SEC's web site at www.sec.gov.

Share Repurchase Program

You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

U.S. Customer Privacy Notice (unaudited)  March 2025

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account information and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates' everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don't share

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

U.S. Customer Privacy Notice (unaudited) (cont'd)  March 2025

To limit our sharing	Call toll-free (844) 312-6327 or email: msimprivacy@morganstanley.com. Please include your name, address, and first three digits (and only the first three digits) of your account number in the email. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence.
PLEASE NOTE: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: msimprivacy@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (See Affiliates definition below.)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

U.S. Customer Privacy Notice (unaudited) (cont'd)  March 2025

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include registered investment advisers such as Eaton Vance Management and Calvert Research and Management, registered broker-dealers such as Morgan Stanley Distributors, Inc. and Eaton Vance Distributors, Inc., and registered and unregistered funds sponsored by Morgan Stanley Investment Management such as the registered funds within Morgan Stanley Institutional Fund, Inc. (together, the "Investment Management Affiliates"); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Barney LLC and Morgan Stanley & Co. (the, "Morgan Stanley Affiliates").
Nonaffiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market.

Other Important Information

* PLEASE NOTE: MSIM does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does MSIM enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent MSIM from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Chairperson of the Compliance and Insurance Committee (2015-2024) and Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

74

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1961	Director	Since February 2022	Formerly, Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (2021-2024); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	75

Board Member, Mutual Funds Directors Forum (2025-present); Trustee and member of Advancement and Investment Committees, Cristo Rey Jesuit High School (since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (since June 2019); formerly, Trustee and Chair of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	74	Board Member, University of Albany Foundation (2012-2025); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1955	Director	Since January 2015

Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Formerly, Interim Vice President for Investment Management, Dominion Energy (2024-2025); Chief Executive Officer, Virginia Commonwealth University Investment Company (2015-2024); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).

				75

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1959	Director	Since June 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (2014-2021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (2006-2010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (1988-1990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (1986-1988); Equity Derivatives Trading, Lehman Brothers (1983-1986).	87	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	75

Formerly, Director, Witt/Kieffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	75

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Ingram Micro Holding Corporation and Member Nominating and Corporate Governance Committee (since October 2024); formerly, Director, Barnes Group Inc. (2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	74	Director of NVR, Inc. (home construction).
Michael F. Klein c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				74	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1960	Director	Since January 2017	Chairperson of the Compliance and Insurance Committee (since January 2025); Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	75	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	74	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2025) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Deidre Walsh 1 Post Office Square Boston, MA 02109 Birth Year: 1971	Secretary and Chief Legal Officer	Since June 2025

Managing Director (since 2021) of the Adviser and various entities affiliated with the Adviser; Vice President of various entities affiliated with the Adviser (since 2021); Secretary (since June 2025) and Chief Legal Officer (since June 2025) of various Morgan Stanley Funds.

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).

The Fund does not make available copies of its statement of additional information because the Fund's shares are not continuously offered, which means that the statement of additional information of the Fund has not been updated after completion of the Fund's offerings and the information contained in the Fund's statement of additional information may have become outdated.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Morgan, Lewis & Bockius LLP
One State Street
Hartford, Connecticut 06103

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im/shareholderreports. All investments involve risks, including the possible loss of principal.

© 2025 Morgan Stanley

CEEDDAAN EXP 12.31.26

(b)   Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or the liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2024 and October 31, 2025 by the registrant’s principal accountant, Ernst & Young LLP, for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by Ernst & Young LLP during those periods.

2025

	Registrant		Covered Entities(1)
Audit Fees	$78,551		$	N/A
Non-Audit Fees
Audit Related Fees	$—	(2)		$—	(2)
Tax Fees	$—	(3)		$—	(4)
All Other Fees	$—			$—	(5)
Total Non-Audit Fees	$—			$—

Total	$78,551			$—

2024

	Registrant		Covered Entities(1)
Audit Fees	$78,551		$	N/A
Non-Audit Fees
Audit Related Fees	$—	(2)		$—	(2)
Tax Fees	$—	(3)		$—	(4)
All Other Fees	$—			$372,395	(5)
Total Non-Audit Fees	$—			$372,395

Total	$78,551			$372,395

N/A – Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5) The Fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2)  No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) See table above.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Please see the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

MSIM has adopted the “Equity Proxy Voting Policy and Procedures” (the “Equity Proxy Voting Policy”) for voting clients’ proxies. The Equity Proxy Voting Policy is reasonably designed to address and oversee the process by which proxies are voted in a manner free from material conflicts of interest and in the best interest of MSIM clients. MSIM has retained independent proxy services to provide assistance with proxy vote execution, reporting and record-keeping. The Equity Proxy Voting Policy, which applies globally, sets forth detailed guidelines as to how proxies will be voted on behalf of MSIM clients. The MSIM Proxy Review Committee (the “Proxy Review Committee”) through the Global Stewardship Team is responsible for updating and implementing the Equity Proxy Voting Policy; the Proxy Review Committee consists of members from MSIM’s global investment teams. The Proxy Review Committee meets as needed, but at least quarterly, to address ongoing proxy issues and conflicts of interest that arise in connection with proxy voting.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

FUND MANAGEMENT

As of the date of this report, the Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Sahil Tandon, Managing Director of the Sub-Adviser, Brian Shaw, Executive Director of the Adviser and Patrick Campbell, Managing Director of the Adviser.

Mr. Tandon has been associated with the Sub-Adviser since August 2019 and was previously associated with the Adviser in an investment management capacity since 2004, he began managing the Fund in October 2015. Mr. Shaw has been associated with the Adviser or its affiliates in an investment management capacity since December 2008, he began managing the Fund in July 2022. Mr. Campbell has been associated with the Adviser or its affiliates in an investment management capacity since June 2008, he began managing the Fund in July 2022. Mr. Tandon, Mr. Shaw and Mr. Campbell are co-portfolio managers. Certain other members of the team collaborate to manage the assets of the Fund but are not primarily responsible for the day-to-day management of the Fund.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2025:

Mr. Tandon managed 2 other registered investment companies with a total of approximately $262.0 million in assets; 3 pooled investment vehicles other than registered investment companies with a total of approximately $260.8 million in assets; and 2 other accounts with a total of approximately $43.4 million in assets.

Mr. Shaw managed 0 other registered investment companies with a total of approximately $0 in assets; 7 pooled investment vehicles other than registered investment companies with a total of approximately $2.3 billion in assets; and 1 other accounts with a total of approximately $5.7 million in assets.

Mr. Campbell managed 0 other registered investment companies with a total of approximately $0 in assets; 4 pooled investment vehicles other than registered investment companies with a total of approximately $1.3 billion in assets; and 0 other accounts with a total of approximately $0 in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Potential for Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. Morgan Stanley has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

■         Cash Bonus

■         Deferred Compensation:

■         A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

■         IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

■         Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

■         Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

■         Revenue and profitability of the Firm

■         Return on equity and risk factors of both the business units and Morgan Stanley

■         Assets managed by the portfolio manager

■         External market conditions

■         New business development and business sustainability

■         Contribution to client objectives

■         Team, product and/or MSIM performance

■         The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods

■         Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2025, the portfolio managers did not own any shares of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 2024	—		N/A	N/A
December 2024	—		N/A	N/A
January 2025	—		N/A	N/A
February 2025	—		N/A	N/A
March 2025	—		N/A	N/A
April 2025	—		N/A	N/A
May 2025	—		N/A	N/A
June 2025	—		N/A	N/A
July 2025	—		N/A	N/A
August 2025	—		N/A	N/A
September 2025	—		N/A	N/A
October 2025	—		N/A	N/A
Total	—	—	N/A	N/A

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) For the fiscal year ended October 31, 2025, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

		Cash					Total	Net Income
		Collateral					Costs of	from Securities
Gross	Revenue	Management	Administrative	Indemnification	Rebates to	Other	Securities	Lending
Income[1]	Split[2]	Fees[3]	Fees[4]	Fees[5]	Borrowers	Fees	Lending Activities	Activities
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1.	Gross Income includes income from the reinvestment of cash collateral.

2.	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.

3.	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

4.	These administrative fees are not included in the revenue split.

5.	These indemnification fees are not included in the revenue split.

(b) Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Principal Financial Officer’s Section 302 certification.
(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	December 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

Date:	December 26, 2025

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	December 26, 2025